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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23244

The Chartwell Funds

(Exact name of registrant as specified in charter)

1205 Westlakes Drive, Suite 100 Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip code)

Timothy J. Riddle
The Chartwell Funds, 1205 Westlakes Drive, Suite 100 Berwyn, Pennsylvania 19312
(Name and address of agent for service)

With a copy to:

Alan R. Gedrich, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Registrant's telephone number, including area code:	(610) 296-1400

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

Chartwell Income Fund (BERIX)

Chartwell Mid Cap Value Fund (BERCX)

Chartwell Small Cap Value Fund (CWSIX)

Chartwell Short Duration High Yield Fund (CWFIX)

Chartwell Small Cap Growth Fund (CWSGX)

SEMI-ANNUAL REPORT

June 30, 2021

(Unaudited)

THE CHARTWELL FUNDS
LETTER FROM THE PRESIDENT (Unaudited)

Dear Fellow Shareholder,

As we close out the first half of 2021, we’d like to thank you for your investment in the Chartwell Funds and provide you with the following performance and market update. At Chartwell, we view strong, broad-based demand coupled with improving, albeit lagging, expansion in supply will continue to underpin above-average economic growth throughout 2021. With stimulus checks in the bank, rising wages, employment opportunities and an unshackling of the pandemic bounds, the demand side of the economy accelerated as Q2 of 2021 progressed. After a slower start to Q2, the $2.8 billion of fiscal stimulus injected into the economy in Q1 of 2021 began to energize the economy as vaccinations increased and COVID restrictions lessened. Of the 1.7 million jobs added in Q2, almost 60% were in the leisure and hospitality sector, indicating the shift in demand from “things” to “experiences.” The difficulty of that sector alone to get ahead of the surge in demand, particularly for labor, has put upward pressure on wages as average hourly earnings increased a sharp 3.6% year-over-year in June from just 0.3% year-over-year in April. Given that there were still 6.7 million fewer employed workers in the leisure and hospitality sector in June than before the pandemic began, coupled with a record high in job openings across all sectors, demonstrates that positive momentum on the demand side of the economy continues to build.

At Chartwell, we do view the demand/supply-imbalance pricing pressure in certain sectors to be somewhat transitory, as noted by the Federal Reserve, but we are inclined to also believe they will persist longer than many market participants currently discount. This could lead to equity price and interest rate volatility later in the year as market participants, including the Federal Reserve, reassess their 2022 outlooks. Our Chartwell Team views this as an area to watch as the year progresses. Nonetheless, we remain positive on further economic expansion over the coming months. In closing, I want to assure you that your Chartwell Team continues to work hard to find solid investment opportunities, across our five mutual funds.

We hope that your families remain healthy & safe, and we thank you for your trust and confidence in Chartwell Investment Partners. Highlighted below are the semi-annual performance summaries of each of our funds through June 30, 2021. We welcome any questions you may have on the fund(s) performance. Inquiries may be directed to Shareholder Services at 888.995.5505 or via our website at https://www.chartwellip.com/.

Thank you and we look forward to serving as your mutual funds’ manager in the coming years.

Best Regards,

Timothy Riddle

President of The Chartwell Funds

THE CHARTWELL FUNDS
LETTER FROM THE PRESIDENT (Unaudited) (Continued)

Chartwell Income Fund (BERIX):

The quarter-to-date and year-to-date (YTD) 2021 total return to shareholders of the Chartwell Income Fund (BERIX) for the period ended June 30, 2021, was +2.84% and +5.54% respectively. Net asset value increased from $13.53 on December 31, 2020 to $14.09 on June 30, 2021. For the period, BERIX (+5.54%) outperformed the Bloomberg Aggregate Bond Index (-1.60%) and the ICE BofA High Yield Cash Pay Index (+3.59%).

As far as positioning within BERIX, we do foresee an eventual rise in interest rates, it has not surprised us to see the yield on the 10-year Treasury turn down recently. With the hysteria of “runaway” inflation behind us and the transitory components set to fall, uncertainty has resurfaced. Forecasters are no longer penciling in a 2% 10-year yield by the end of the year, though estimates are just starting to be revised lower. The heightened uncertainty has cooled the cyclical stock trade and boosted the dollar’s relative performance against many foreign currencies. Earlier in the year, we had increased our levels of cash in preparation for increased volatility over the coming quarters. Today, the asset class most primed to undergo some sort of volatility appears to be in equities, which is why our current allocation sits just north of 20%. That said, we would welcome upward volatility in rates if the economic data were to remain strong as it would provide us some opportunities in fixed income as well. Ultimately, we do believe rates start another leg potentially higher by year end and inflation stays elevated while the economy has remained robust. As we close out the first half of 2021, two positioning trades we would like to highlight are Mortgage Credit and Silver.

Mortgage Credit – We continue to see value in mortgage credit. Due to the enormous refi wave and a limited pool of buyers, spreads on high-quality mortgage credit have widened dramatically. With durations typically between 5 and 7 years, we can currently buy mortgage pools with an option adjusted spread around 120 bps1. This is roughly 45 bps above high-grade corporate credits with a similar duration. At the same time, we can also purchase “Interest Only” tranches of these deals (IOs) to partially hedge any rise in rates. As the name implies, IO’s are the stream of interest payments on a pool of mortgages. If interest rates rise, prepayment speeds often slow and the value of that payment stream increases. We treat these IO purchases as a hedge and will likely limit the funds exposure to around 2%.

Silver – In the latter part of the 2nd quarter, we initiated a purchase in a Silver ETF (SLV)2. Silver typically performs well when the global economy is improving, inflation expectations are rising, and/or the dollar is weakening. Though we foresee the possibility of dollar strength in the coming quarter, along with potentially lower inflation expectations, we believe both these moves will be temporary and would use any weakness to accumulate a position towards our planned allocation of around 2%. At quarter-end, this holding was 1.2%.

[1]	A basis point or bp represents a unit equal to 1/100th of 1%.

[2]	The numbers in parentheses following each company mentioned reflect the percentage of net assets comprised of such sectors or securities as of 06.30.2021. Holdings percentage is subject to change.

THE CHARTWELL FUNDS
LETTER FROM THE PRESIDENT (Unaudited) (Continued)

Chartwell Mid Cap Value Fund (BERCX):

The quarter-to-date and year-to-date (YTD) total return to shareholders of the Chartwell Mid Cap Value Fund (BERCX) for the period ended June 30, 2021, was +3.03% and +14.01%, respectively. Net asset value increased from $14.92 on December 31, 2020 to $17.01 on June 30, 2021. For the period, BERCX (+14.01%) underperformed its reference index, the Russell Midcap Value Index which returned +19.45%.

BERCX underperformed the Russell Midcap Value Index, its benchmark, by approximately 550 bps in the first half of the year. The Fund fell behind in January, nearly pulled even in May but tailed off late in the second quarter. Stock selection was the primary driver of underperformance, with nine of twelve sectors making negative contributions. Sector allocation was only a modest headwind, but industry exposures were very impactful, accounting for nearly two-thirds of the underperformance. The best performing industries were those with highly leveraged, cyclical companies that we typically avoid, and our lower exposure to them was a material headwind in many sectors.

Our biggest detractor was Basic Industry, where ag chemicals manufacturer FMC (4.3%) was challenged by raw material inflation. In Consumer Services, discount retailer Dollar Tree (3.2%) also struggled with inflationary pressures, particularly for transportation. In Technology, audio/ video enhancement licensor Dolby (3.7%) lagged companies in more economically sensitive industries.

Our best performing sector was Energy, where E&P holdings including Diamondback (1.8%) were boosted by surging oil prices. In Financial Services, regional bank Pinnacle (3.3%) was boosted by improved credit metrics and strong loan growth. In Consumer Cyclical, tool manufacturer Snap-on (4.0%) benefited from double-digit sales growth and impressive margin improvement.

Chartwell Small Cap Value Fund (CWSIX):

The quarter-to-date and year-to-date (YTD) total return to shareholders of the Chartwell Small Cap Value Fund (CWSIX) for the period ended June 30, 2021, was +2.26% and +19.77%, respectively. Net asset value increased from $17.75 on December 31, 2020 to $21.26 on June 30, 2021. For the period, CWSIX (+19.77) underperformed its reference index, the Russell 2000 Value Index which returned +26.69%.

CWSIX underperformed the Russell 2000 Value Index, its benchmark, by approximately 692bps in the first half of the year, returning 19.77% vs. the benchmark return of 26.69%. As for the quarter ended June 30, 2021, the high short interest stocks experienced astronomical returns, compounding the impact of the low-quality rally that began last year, and both sector allocation and stock selection were negative. The biggest detractor was Consumer Services, where two companies, AMC Entertainment (Not Owned) and GameStop (Not Owned), accounted for more than a third of our underperformance. An underweight and stalled relative performance in restaurant operators Denny’s (1.7%) and Jack in the Box (2.2%) also detracted. In Basic Industry, specialty paper manufacturer Glatfelter (1.3%) lagged companies with higher financial leverage and greater cyclical recovery potential. In Capital Spending, packaging solutions provider TriMas (1.4%) struggled with raw material inflation and production inefficiencies.

THE CHARTWELL FUNDS
LETTER FROM THE PRESIDENT (Unaudited) (Continued)

The best performing sector was Consumer Staples where poultry producer Sanderson Farms (1.5%) was boosted by takeout rumors. In Consumer Cyclical, furniture manufacturer Knoll (0.9%) agreed to be acquired by a competitor for a substantial premium. In Business Services, HR services provider, Korn Ferry (1.6%) benefited from growing labor demand.

Chartwell Short Duration Fund (CWFIX):

The quarter-to-date and year-to-date (YTD) 2021 total return to shareholders of the Chartwell Short Duration Fund (CWFIX) for the period ended June 30, 2021, was +1.20% and +1.77%, respectively. Net asset value slightly increased from $9.79 on December 31, 2020 to $9.82 on June 30. 2021. For the period, CWFIX (+1.77%) outperformed the Bloomberg Intermediate US Government/Credit Index (-0.90%) and underperformed the ICE BofA 1-3 Year BB US Cash Payout High Yield Index (+2.32%).

As we closed out the semi-annual reporting ended June 30, 2021, Retail (4.9%), Automotive (2.8%) and Financials (13.6%) were the Fund’s best performing sectors, while Basic Industry (8.6%), Consumer Goods (0.0%) and Utilities (1.4%) lagged. Top contributors in Q2 ’21 included StoneX Group (2.2%), Albertsons (2.4%) and QVC (2.5%). Offsetting these, Dell Technologies (1.9%), Icahn Enterprises (2.5%) and AmeriGas (2.4%) lagged. Trading activity was modest where turnover ran approximately 7%. Several bonds were tendered/called during the first two quarters, as is typical in our short maturity fund. Proceeds from calls and tenders were re-deployed across several existing positions, as well as new positions including Cheniere Energy Partners (2.6%), Commscope (2.4%), and Sprint (1.3%). In addition, we extended maturities in a few positions from ’22/’23 to ’24/’25 for yield pick-ups in the range of 70-170 bps, seeking to take advantage of some credit curve steepening. Lastly, we are in the process of selling one position that was downgraded below our internal quality threshold. At the end of June 2021, the portfolio’s three largest sector exposures were Financials (13.6%), Energy (10.5%) and Media (9.6%).

Chartwell Small Cap Growth Fund (CWSGX):

The quarter-to-date and year-to-date (YTD) 2021 total return to shareholders of the Chartwell Small Cap Growth Fund (CWSGX) for the period ended June 30, 2021, was +4.92% and +16.02%, respectively. Net asset value increased from $17.29 on December 31, 2020, to $20.06 on June 30, 2021. For the period, CWSGX (+16.02%) outperformed its benchmark index, the Russell 2000 Growth Index, which returned +8.98%.

For the first quarter ending March 31, 2021, the fund’s outperformance was led by stock selection, which was strong throughout the fund’s portfolio, with all of the four key sectors [Consumer Discretionary, Industrials, Tech, Healthcare] outperforming the benchmark. It is worth noting that earlier in the year, the growth style was relatively out of favor in contrast to the value style. Even with such, our focus on higher-quality growth stocks did quite well in this environment. Among the sectors, the Consumer Discretionary sector had the strongest absolute and relative returns for the portfolio. Closing out Q1, the Fund’s top overall contributor on a relative basis was At Home Group (2.0%), which returned 85.5% during Q1. At Home is a retailer focused on home furnishings, and its comps [same store comparable sales] have been astoundingly strong during the pandemic. We are optimistic about its outlook this year as well as many of their competitors such as JC Penney and Pier One have closed over the

THE CHARTWELL FUNDS
LETTER FROM THE PRESIDENT (Unaudited) (Continued)

past year. The retailer’s e-commerce initiative is also gaining traction as well. Another strong performer was Silvergate Capital (1.5%) which returned 92.3% during Q1. Silvergate Capital is a unique bank that operates SEN, a leading digital currency exchange. As cryptocurrencies become more widely adopted by enterprises, many financial organizations are utilizing the SEN network to facilitate cryptocurrency transfers and payments. Silvergate formed SEN several years ago and is now benefiting significantly from its first mover advantage. The portfolio’s largest detractor during the Q1 was Rapid7 (2.1%), which decreased 17.2%. Rapid7 reported strong earnings, yet the stock suffered during the style rotation mentioned above. We believe the outlook for security software, particularly in Rapid7’s niche of Vulnerability Management is still very strong, especially after the many highly publicized cybersecurity breaches that occurred early this year. Another underperformer in Q1 was Nutanix (1.4%), which decreased 16.7%. Similar to Rapid7, the Nutanix stock got caught in the tech sector sell-off in Q1, despite a healthy earnings report and outlook.

As we moved into and closed out the quarter ending June 30, 2021, the outperformance was driven by stock selection in just two sectors, the Technology sector and the Industrials sector. There has been a recent shift in market leadership; since September of 2020, the best performing sectors were the Industrials/Materials and Consumer Discretionary sectors, all sectors that benefitted from a robust economic reopening. However, market leadership shifted significantly in June ’21, with more non-cyclical growth sectors such as Health Care and Technology having the strongest performance. It’s possible that investors are worried about the emergence of the Delta variant impacting growth in the second half, which has led to this rotation. We will be monitoring developments closely. In Q2, the Technology sector had the strongest absolute and relative returns for the portfolio. While our underweight positioning of the Health Care sector had a modest negative effect, the overall portfolio positioning of being overweight Consumer Discretionary and Industrials was quite effective in generating alpha*.

The strategy’s top overall contributor on a relative basis during Q2 2021 was again At Home Group (2.1%), which returned 26% during Q2. As previously mentioned, At Home is a retailer focused on home furnishings, and its sales continued to be strong even as the economy reopens; there were some investors concerned that the company overly benefited from last year’s Work From Home trends, but that is not proving to be the case. During Q2, the company agreed to be acquired by a private equity firm at a 22% premium. While some of the At Home shareholders feel that the take-out valuation should be higher, we believe a higher bid is unlikely, and, therefore, we have taken profits in our position. A nice turnaround from Q1 and a positive performer was Nutanix, (1.5%) which returned 44% during Q2. Nutanix’s software products provide a hyper-converged infrastructure (HCI) that unifies traditional network servers and storage systems running on a variety of underlying hardware platforms into one integrated platform that can be connected to public cloud services. The company has effectively shifted to a subscription model over the past year, and the margin leverage has been very strong. The new management team’s focus on improving operating margin and free cash flow is being well received by the market.

*	Alpha: A measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark is a fund’s alpha.

THE CHARTWELL FUNDS
LETTER FROM THE PRESIDENT (Unaudited) (Continued)

Closing out the Fund’s semi-annual period-end, the portfolio’s largest detractor was Intellia Therapeutics (not owned). The gene editing company reported fantastic interim results for their gene editing program for the treatment of ATTR-Polyneuropathy, and the stock appreciated 101 percent in the quarter on that news. Unfortunately, given the early stage of the program without any clinical data, we were not invested in the company. Subsequently, we have initiated a small position in the company, given our belief that these initial results validate the technology platform, and increases the probability that we will see additional positive data for this program and other programs over the next six to nine months.

Another underperformer was Brinker International (1.7%), which decreased 13% in Q2. As previously mentioned, consumer discretionary stocks such as Brinker International did not perform well in Q2 despite very strong earnings results. It’s unclear if the Delta variant will become a larger overhang for all restaurant operators. We will be monitoring traffic data to see if this emerging variant starts to impact consumer behavior. In the meantime, we are retaining our position in Brinker.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment fund and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.chartwellip.com.

Investing in mutual funds involves risk, including possible loss of principal.

CHARTWELL INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)

COMMON STOCKS — 20.9%	Shares	Value
Communications — 1.1%
Advertising & Marketing — 0.1%
Omnicom Group, Inc.	9,017	$721,270

Internet Media & Services — 0.3%
Expedia Group, Inc. (a)	7,751	1,268,916

Telecommunications — 0.7%
AT&T, Inc.	61,791	1,778,345
Verizon Communications, Inc.	37,867	2,121,688
		3,900,033
Consumer Discretionary — 2.0%
Apparel & Textile Products — 0.2%
Columbia Sportswear Company	10,796	1,061,895

Automotive — 0.3%
General Motors Company (a)	30,342	1,795,336

Consumer Services — 0.2%
Service Corporation International	16,155	865,746

Leisure Facilities & Services — 0.3%
Las Vegas Sands Corporation (a)	14,967	788,611
Restaurant Brands International, Inc.	14,256	918,657
		1,707,268
Retail - Discretionary — 1.0%
AutoZone, Inc. (a)	850	1,268,387
Foot Locker, Inc.	27,656	1,704,440
Genuine Parts Company	7,141	903,122
Home Depot, Inc. (The)	5,010	1,597,639
		5,473,588
Consumer Staples — 1.4%
Beverages — 0.2%
Coca-Cola Company (The)	23,066	1,248,101

Food — 0.4%
Conagra Brands, Inc.	21,572	784,789
Lamb Weston Holdings, Inc.	13,178	1,062,938
		1,847,727

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 20.9% (Continued)	Shares	Value
Consumer Staples — 1.4% (Continued)
Household Products — 0.3%
Procter & Gamble Company (The)	10,473	$1,413,122

Retail - Consumer Staples — 0.2%
Dollar Tree, Inc. (a)	12,836	1,277,182

Tobacco & Cannabis — 0.3%
Philip Morris International, Inc.	18,001	1,784,079

Energy — 1.4%
Oil & Gas Producers — 1.4%
ConocoPhillips	15,032	915,449
Diamondback Energy, Inc.	10,367	973,357
Exxon Mobil Corporation	45,446	2,866,734
Hess Corporation	11,575	1,010,729
Pioneer Natural Resources Company	10,486	1,704,185
		7,470,454
Financials — 4.1%
Asset Management — 0.2%
Ares Capital Corporation	44,653	874,752

Banking — 1.9%
Citigroup, Inc.	22,050	1,560,038
JPMorgan Chase & Company	18,860	2,933,484
KeyCorp	45,877	947,360
M&T Bank Corporation	3,417	496,524
Pinnacle Financial Partners, Inc.	17,082	1,508,170
PNC Financial Services Group, Inc. (The)	7,193	1,372,137
Truist Financial Corporation	26,076	1,447,218
		10,264,931
Institutional Financial Services — 0.6%
CME Group, Inc.	4,130	878,368
Morgan Stanley	28,278	2,592,810
		3,471,178
Insurance — 1.1%
Allstate Corporation (The)	13,910	1,814,420
Arthur J. Gallagher & Company	9,349	1,309,608
Hanover Insurance Group, Inc. (The)	8,297	1,125,405
Lincoln National Corporation	27,309	1,716,098
		5,965,531

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 20.9% (Continued)	Shares	Value
Financials — 4.1% (Continued)
Specialty Finance — 0.3%
Blackstone Mortgage Trust, Inc. - Class A	13,125	$418,556
Synchrony Financial	19,034	923,530
		1,342,086
Health Care — 2.1%
Biotech & Pharma — 1.0%
Bristol-Myers Squibb Company	18,446	1,232,562
Johnson & Johnson	14,636	2,411,134
Merck & Company, Inc.	20,766	1,614,972
		5,258,668
Health Care Facilities & Services — 0.8%
Quest Diagnostics, Inc.	12,602	1,663,086
Syneos Health, Inc. (a)	13,061	1,168,829
Universal Health Services, Inc. - Class B	8,795	1,287,852
		4,119,767
Medical Equipment & Devices — 0.3%
Abbott Laboratories	16,864	1,955,043

Industrials — 2.2%
Aerospace & Defense — 0.3%
Boeing Company (The) (a)	1,829	438,155
Lockheed Martin Corporation	3,170	1,199,370
		1,637,525
Diversified Industrials — 0.4%
Emerson Electric Company	20,744	1,996,403

Electrical Equipment — 0.1%
nVent Electric plc	22,454	701,463

Engineering & Construction — 0.2%
Quanta Services, Inc.	10,044	909,685

Machinery — 0.5%
Caterpillar, Inc.	7,883	1,715,577
Snap-on, Inc.	4,077	910,924
		2,626,501
Transportation & Logistics — 0.4%
Delta Air Lines, Inc. (a)	11,857	512,934
United Parcel Service, Inc. - Class B	6,782	1,410,452
		1,923,386

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 20.9% (Continued)	Shares	Value
Industrials — 2.2% (Continued)
Transportation Equipment — 0.3%
Allison Transmission Holdings, Inc.	30,064	$1,194,743
PACCAR, Inc.	7,939	708,556
		1,903,299
Materials — 1.4%
Chemicals — 1.0%
Air Products & Chemicals, Inc.	3,786	1,089,156
CF Industries Holdings, Inc.	19,157	985,628
FMC Corporation	16,164	1,748,945
Univar Solutions, Inc. (a)	54,318	1,324,273
		5,148,002
Construction Materials — 0.3%
Vulcan Materials Company	10,005	1,741,570

Materials — 0.1%
Southern Copper Corporation	8,440	542,861

Real Estate — 1.6%
REITs — 1.6%
Crown Castle International Corporation	5,212	1,016,861
Healthcare Trust of America, Inc. - Class A	63,138	1,685,785
Healthpeak Properties, Inc.	28,600	952,094
Lamar Advertising Company - Class A	7,026	733,655
Life Storage, Inc.	9,547	1,024,870
Mid-America Apartment Communities, Inc.	9,859	1,660,453
Weyerhaeuser Company	41,419	1,425,642
		8,499,360
Technology — 2.3%
Semiconductors — 0.5%
Intel Corporation	36,498	2,048,998
Lam Research Corporation	1,276	830,293
		2,879,291
Software — 0.4%
Microsoft Corporation	7,326	1,984,614

Technology Hardware — 1.2%
Apple, Inc.	8,290	1,135,398
Ciena Corporation (a)	27,926	1,588,710
Cisco Systems, Inc.	13,729	727,637
Dolby Laboratories, Inc. - Class A	16,350	1,607,042

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 20.9% (Continued)	Shares	Value
Technology — 2.3% (Continued)
Technology Hardware — 1.2% (Continued)
Seagate Technology Holdings plc	17,911	$1,574,914
		6,633,701
Technology Services — 0.2%
DXC Technology Company (a)	23,728	923,968

Utilities — 1.3%
Electric Utilities — 1.3%
Ameren Corporation	14,983	1,199,239
American Electric Power Company, Inc.	22,311	1,887,288
CMS Energy Corporation	16,399	968,853
NextEra Energy, Inc.	4,904	359,365
PPL Corporation	32,049	896,411
Public Service Enterprise Group, Inc.	26,306	1,571,520
		6,882,676

Total Common Stocks (Cost $86,921,479)		$112,020,978

EXCHANGE-TRADED FUNDS — 1.2%	Shares	Value
iShares Silver Trust (a) (Cost $6,455,040)	255,000	$6,176,100

PREFERRED STOCKS — 4.3%	Shares	Value
Communications — 0.1%
Entertainment Content — 0.1%
ViacomCBS, Inc., Series A, 5.75%	10,700	$793,191

Financials — 1.7%
Specialty Finance — 1.7%
AGNC Investment Corporation, Series F, 6.12%	60,000	1,503,000
Annaly Capital Management, Inc., Series F, 6.95%	294,291	7,678,052
		9,181,052

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

PREFERRED STOCKS — 4.3% (Continued)	Shares	Value
Real Estate — 2.5%
REITs — 2.5%
Chimera Investment Corporation, Series B, 8.00%	266,980	$6,938,810
New Residential Investment Corporation, Series C, 6.375%	260,000	6,240,000
		13,178,810

Total Preferred Stocks (Cost $18,622,550)		$23,153,053

CORPORATE BONDS — 29.4%	Par Value	Value
Communications — 1.7%
Belo Corporation, 7.25%, due 9/15/2027	$960,000	$1,113,600
Cincinnati Bell, Inc., 8.00%, due 10/15/2025 (b)	1,180,000	1,240,475
Consolidated Communications Holdings, Inc., 6.50%, due 10/1/2028 (b)	975,000	1,048,856
Diamond Sports Group, LLC/Diamond Sports Finance Company, 5.38%, due 8/15/2026 (b)	1,405,000	911,424
Liberty Interactive, LLC, 8.50%, due 7/15/2029	1,000,000	1,139,620
Walt Disney Company (The), 3.80%, due 3/22/2030	3,205,000	3,663,846
		9,117,821
Consumer Discretionary — 6.2%
AAG FH L.P./AAG FH Finco, Inc., 9.75%, due 7/15/2024 (b)	2,523,000	2,497,770
Affinity Gaming, 6.88%, due 12/15/2027 (b)	1,200,000	1,273,500
American Axle & Manufacturing, Inc., 6.25%, due 4/1/2025	1,540,000	1,590,758
AutoNation, Inc., 3.80%, due 11/15/2027	3,532,000	3,885,558
Bed Bath & Beyond, Inc., 3.75%, due 8/1/2024	1,820,000	1,880,187
Bed Bath & Beyond, Inc., 5.17%, due 8/1/2044	1,290,000	1,194,037
Ford Motor Company, 9.00%, due 4/22/2025	1,290,000	1,590,402
Ford Motor Credit Company, LLC, 4.54%, due 8/1/2026	1,375,000	1,495,313
General Motors Financial Company, Inc., 5.65%, due 1/17/2029	1,954,000	2,379,209
Kohl’s Corporation, 5.55%, due 7/17/2045	2,969,000	3,553,718
L Brands, Inc., 5.25%, due 2/1/2028	1,180,000	1,320,125
QVC, Inc., 5.95%, due 3/15/2043	1,645,000	1,665,563
Sonic Automotive, Inc., 6.13%, due 3/15/2027	1,200,000	1,253,124
StoneMor, Inc., 8.50%, due 5/15/2029 (b)	1,520,000	1,537,100
Tiffany & Company, 4.90%, due 10/1/2044	4,804,000	6,196,093
		33,312,457

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 29.4% (Continued)	Par Value	Value
Consumer Staples — 1.3%
Anheuser-Busch InBev Worldwide, Inc., 4.50%, due 6/1/2050	$4,495,000	$5,483,734
KeHE Distributors, LLC, 8.63%, due 10/15/2026 (b)	1,162,000	1,269,845
		6,753,579
Energy — 4.0%
Blue Racer Midstream, LLC/Blue Racer Finance Corporation, 6.63%, due 7/15/2026 (b)	1,463,000	1,528,835
Colgate Energy Partners III, LLC, 7.75%, due 2/15/2026 (b)	2,465,000	2,702,256
Energy Transfer Operating, L.P., 7.13%, due 5/15/2165	7,698,000	7,948,185
EnLink Midstream Partners, L.P., 4.85%, due 7/15/2026	1,475,000	1,526,625
Genesis Energy, L.P./Genesis Energy Finance Corporation, 5.63%, due 6/15/2024	1,750,000	1,754,375
Parkland Fuel Corporation, 5.88%, due 7/15/2027 (b)	1,373,000	1,463,439
Plains All American Pipeline, L.P., 3.80%, due 9/15/2030	3,365,000	3,602,795
Western Midstream Operations, L.P., 4.35%, due 2/1/2025	845,000	892,819
		21,419,329
Financials — 7.3%
Ares Capital Corporation, 4.20%, due 6/10/2024	4,495,000	4,829,502
Ares Capital Corporation, 3.25%, due 7/15/2025	4,240,000	4,462,335
Bank of America Corporation, 0.88%, (3MO LIBOR + 76) due 9/15/2026 (c)	5,562,000	5,528,886
Bank of Nova Scotia, 4.90%, due 9/4/2099 (d)	1,580,000	1,734,050
Citizens Financial Group, Inc., Series B, 6.00%, due 12/31/2099 (d)	2,750,000	2,863,437
INTL FCStone, Inc., 8.63%, due 6/15/2025 (b)	884,000	944,775
Lincoln National Corporation, 3.05%, due 1/15/2030	3,195,000	3,413,489
NMI Holdings, Inc., 7.38%, due 6/1/2025 (b)	1,640,000	1,879,374
Oaktree Specialty Lending Corporation, 3.50%, due 2/25/2025	271,000	284,136
Owl Rock Capital Corporation, 3.40%, due 7/15/2026	3,885,000	4,050,834
PennyMac Corporation, 5.50%, due 3/15/2026 (b)	7,000,000	7,266,875
Provident Funding Associates, L.P./PFG Finance Corporation, 6.38%, due 6/15/2025 (b)	1,649,000	1,669,613
		38,927,306
Health Care — 0.5%
Horizon Pharma USA, Inc., 5.50%, due 8/1/2027 (b)	1,275,000	1,353,094
Prime Healthcare Services, Inc., 7.25%, due 11/1/2025 (b)	1,065,000	1,147,537
		2,500,631

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 29.4% (Continued)	Par Value	Value
Industrials — 1.9%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, due 4/20/2026 (b)	$1,680,000	$1,778,700
Boeing Company (The), 5.15%, due 5/1/2030	1,920,000	2,275,759
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, due 2/1/2026 (b)	1,500,000	1,579,050
Delta Air Lines, Inc., 7.38%, due 1/15/2026	965,000	1,132,688
Grinding Media, Inc./Moly-Cop Altasteel Ltd., 7.38%, due 12/15/2023 (b)	1,290,000	1,319,077
Harsco Corporation, 5.75%, due 7/31/2027 (b)	980,000	1,030,225
JPW Industries Holding Corporation, 9.00%, due 10/1/2024 (b)	1,195,000	1,251,762
		10,367,261
Materials — 2.3%
Cliffs Natural Resources, Inc., 6.25%, due 10/1/2040	1,170,000	1,234,350
Compass Minerals International, Inc., 4.88%, due 7/15/2024 (b)	1,410,000	1,455,825
Fortress Transportation & Infrastructure Investors, LLC, 9.75%, due 8/1/2027 (b)	1,320,000	1,526,250
IAMGOLD Corporation, 5.75%, due 10/15/2028 (b)	1,150,000	1,196,402
JW Aluminum Continuous Cast Company, 10.25%, due 6/1/2026 (b)	1,715,000	1,800,750
Neon Holdings, Inc., 10.13%, due 4/1/2026 (b)	1,903,000	2,074,270
Plastipak Holdings, Inc., 6.25%, due 10/15/2025 (b)	1,200,000	1,227,000
Tacora Resources, Inc., 8.25%, due 5/15/2026 (b)	1,550,000	1,604,250
		12,119,097
Real Estate — 0.5%
Greystar Real Estate Partners, LLC, 5.75%, due 12/1/2025 (b)	1,500,000	1,542,000
iStar, Inc., 5.50%, due 2/15/2026	1,310,000	1,372,225
		2,914,225
Technology — 3.0%
Apple, Inc., 3.85%, due 5/4/2043	1,990,000	2,367,175
Brightstar Escrow Corporation, 9.75%, due 10/15/2025 (b)	1,430,000	1,539,037
CPI Card Group, Inc., 8.63%, due 3/15/2026 (b)	495,000	525,938
Dell International, LLC /EMC Corporation, 6.20%, due 7/15/2030 (b)	2,265,000	2,915,236
Hewlett Packard Enterprise Company, 6.35%, due 10/15/2045	3,509,000	4,716,683
Oracle Corporation, 3.95%, due 3/25/2051	3,810,000	4,170,428
		16,234,497

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 29.4% (Continued)	Par Value	Value
Utilities — 0.7%
NSG Holdings, LLC, 7.75%, due 12/15/2025 (b)	$1,364,235	$1,452,910
Suburban Propane Partners, L.P., 5.88%, due 3/1/2027	1,100,000	1,154,895
Talen Energy Supply, LLC, 6.63%, due 1/15/2028 (b)	1,450,000	1,326,750
		3,934,555

Total Corporate Bonds (Cost $143,393,554)		$157,600,758

ASSET-BACKED SECURITIES — 2.0%	Par Value	Value
Colony American Finance Ltd., Series 2019-1, 3.32%, due 1/15/2029 (b) (c)	$4,495,744	$4,764,248
Colony American Finance Ltd., Series 2019-3, 2.71%, due 10/15/2052 (b) (c)	2,086,174	2,183,863
Latitude Management Real Estate Investors, Inc., Series 2019-CRE3, 1.49% (1MO LIBOR + 140), due 12/22/2035 (b) (c)	3,615,000	3,614,277
Total Asset-Backed Securities (Cost $10,196,710)		$10,562,388

MORTGAGE-BACKED SECURITIES — 22.6%	Par Value	Value
Agency Fixed Rate — 8.0%
Federal Home Loan Mortgage Corporation, Pool #G6-1858, 3.50%, due 1/1/2048	$3,900,209	$4,112,076
Federal Home Loan Mortgage Corporation, Pool #ZA-5269, 3.00%, due 2/1/2048	1,457,806	1,523,567
Federal Home Loan Mortgage Corporation, Pool #ZN-6606, 3.00%, due 6/1/2049	1,877,015	1,963,923
Federal Home Loan Mortgage Corporation, Pool #SD-0144, 3.00%, due 11/1/2049	1,378,970	1,442,499
Federal Home Loan Mortgage Corporation, Pool #QA-7416, 3.00%, due 2/1/2050	4,467,025	4,668,458
Federal National Mortgage Association, Pool #BM6059, 3.00%, due 9/1/2029	1,141,910	1,194,393
Federal National Mortgage Association, Pool #BN0356, 3.00%, due 12/1/2033	1,909,596	2,011,512
Federal National Mortgage Association, Pool #BP6450, 2.50%, due 7/1/2040	3,631,612	3,773,613
Federal National Mortgage Association, Pool #BP6565, 2.50%, due 8/1/2040	2,850,488	2,961,948

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MORTGAGE-BACKED SECURITIES — 22.6% (Continued)	Par Value	Value
Agency Fixed Rate — 8.0% (Continued)
Federal National Mortgage Association, Pool #BP6638, 2.50%, due 8/1/2040	$3,038,631	$3,157,451
Federal National Mortgage Association, Pool #CA4128, 3.00%, due 9/1/2049	2,345,551	2,450,245
Federal National Mortgage Association, Pool #FM1526, 3.00%, due 9/1/2049	3,408,971	3,562,591
Federal National Mortgage Association, Pool #B03192, 3.00%, due 10/1/2049	3,013,258	3,146,697
Federal National Mortgage Association, Pool #BO8653, 3.00%, due 2/1/2050	2,988,412	3,125,735
Federal National Mortgage Association, Series MA4392, 2.50%, due 7/1/2051	4,025,000	4,128,702
		43,223,410
Commercial — 14.6%
Agate Bay Mortgage Loan Trust, Series 2016-2, 3.50%, due 3/25/2046 (b)	1,869,267	1,897,843
Bancorp Commercial Mortgage Trust (The), Series 2019-CRE5, 1.10% (1MO LIBOR + 100), due 3/17/2036 (b) (c)	186,005	186,005
BDS Ltd., Series 2019-FL4, 1.18% (1MO LIBOR + 110), due 8/15/2036 (b) (c)	2,140,000	2,140,000
Credit Suisse Mortgage Trust, Series 2018-J1, 3.50%, due 2/25/2048 (b)	2,752,689	2,818,985
Flagstar Mortgage Trust, Series 2020-2, 3.00%, due 6/25/2048 (b)	1,649,965	1,672,618
Flagstar Mortgage Trust, Series 2021-1, 2.50%, due 2/1/2051 (b)	2,300,742	2,336,031
Flagstar Mortgage Trust, Series 2021-1,2.50%, due 2/1/2051 (b)	3,170,547	3,193,337
FMC GMSR Issuer Trust, Series 2020-GT1, 4.45%, due 1/25/2026 (b) (c)	2,265,000	2,276,618
GS Mortgage Securities Trust, Series 2020-PJ5, 3.00%, due 3/27/2051 (b)	2,144,435	2,191,709
GS Mortgage Securities Trust, Series 2021-PJ1, 2.50%, due 6/25/2051 (b)	3,785,564	3,824,699
GS Mortgage Securities Trust, Series 2021-PJ2, 2.50%, due 7/25/2051 (b)	3,285,441	3,317,270
GS Mortgage Securities Trust, Series 2021-PJ3, 2.50%, due 8/25/2051 (b)	4,979,275	5,011,332
GS Mortgage Securities Trust, Series 2021-PJ4, 2.50%, due 9/25/2051 (b)	6,691,166	6,743,444

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MORTGAGE-BACKED SECURITIES — 22.6% (Continued)	Par Value	Value
Commercial — 14.6% (Continued)
HLSS Holdings, LLC, Series 2020-PLS1, 3.84%, due 12/25/2025 (b)	$1,384,754	$1,397,833
JPMorgan Mortgage Trust, Series 2020-LTV2, 3.00%, due 11/25/2050 (b)	1,053,545	1,069,841
JPMorgan Mortgage Trust, Series 2021-4, 2.50%, due 8/25/2051 (b)	4,670,325	4,737,475
JPMorgan Mortgage Trust, Series 2021-6 A15, 2.50%, due 10/25/2051 (b)	4,631,112	4,697,698
JPMorgan Wealth Management Trust, Series 2020-ATR1, 3.00%, due 2/25/2050 (b)	964,378	986,263
Mello Mortgage Capital Acceptance, Series 2021-MTG3, 0.13%, due 7/1/2051 (b)	193,761,000	567,045
Morgan Stanley Residential Mortgage Loan Trust, Series 2020-1, 2.50%, due 12/25/2050 (b)	2,107,377	2,143,598
Onslow Bay Financial, LLC, Series 2021-J1, 2.50%, due 5/25/2051 (b)	4,962,067	4,996,494
Onslow Bay Financial, LLC, Series 2019-EXP3, 3.50%, due 10/25/2059 (b)	2,299,846	2,343,703
Pear Street Mortgage Company, LLC, Series 2019-1, 4.00%, due 7/25/2049 (b)	142,053	142,271
Provident Funding Mortgage Trust, Series 2019-1, 3.00%, due 12/25/2049 (b)	2,070,093	2,093,311
RMF Buyout Issuance Trust, Series 2020-HB1, 1.72%, due 10/25/2050 (b)	2,514,646	2,506,632
Sequoia Mortgage Trust, Series 2019-5, 3.50%, due 12/25/2049 (b)	1,695,370	1,723,093
Starwood Mortgage Residential Trust, Series 2019-1, 2.94%, due 6/25/2049 (b)	2,054,170	2,065,377
United Wholesale Mortgage, LLC, Series 2021-1 AX1, 0.14%, due 6/25/2051 (b)	212,396,976	1,121,739
Woodward Capital Management, LLC, Series 2021-1, 2.50%, due 3/25/2051 (b)	2,571,498	2,596,411
Woodward Capital Management, LLC, Series 2021-2, 2.50%, due 6/25/2051 (b)	5,305,000	5,322,406
		78,121,081

Total Mortgage-Backed Securities (Cost $121,000,939)		$121,344,491

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 9.6%	Par Value	Value
Federal Home Loan Bank — 1.6%
Federal Home Loan Bank, 1.15% (e), due 2/26/2031	$2,660,000	$2,643,734
Federal Home Loan Bank, 1.25% (e), due 7/7/2031	6,100,000	6,100,163
		8,743,897
Small Business Administration — 0.8%
Small Business Administration Participation Certificates, 3.20%, due 3/1/2039	3,909,268	4,278,807

U.S. Treasury Bonds — 1.7%
U.S. Treasury Bonds, 3.75%, due 8/15/2041	3,140,000	4,080,896
U.S. Treasury Bonds, 1.63%, due 11/15/2050	5,785,000	5,198,365
		9,279,261
U.S. Treasury Notes — 5.5%
U.S. Treasury Notes, 2.00%, due 2/15/2023	6,850,000	7,049,881
U.S. Treasury Inflation-Protected Notes, 0.63%, due 4/15/2023	7,620,616	8,061,034
U.S. Treasury Notes, 1.63%, due 9/30/2026	245,000	253,833
U.S. Treasury Notes, 1.13%, due 2/15/2031	12,250,000	11,903,555
U.S. Treasury Inflation-Protected Notes, 0.88%, due 2/15/2047	1,587,124	2,044,435
		29,312,738

Total U.S. Government & Agency Obligations (Cost $50,277,373)		$51,614,703

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 0.2%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (f) (Cost $1,288,979)	1,288,979	$1,288,979

Investments at Value — 90.2% (Cost $438,156,624)		$483,761,450

Other Assets in Excess of Liabilities — 9.8%		52,658,436

Net Assets — 100.0%		$536,419,886

(a)	Non-income producing security.

(b)	144A - Security was purchased in transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $145,563,669 as of June 30, 2021, representing 27.1% of net assets.

(c)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of June 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(d)	Security has a perpetual maturity date.

(e)	Step coupon. Rate shown is the coupon in effect as of June 30, 2021.

(f)	The rate shown is the 7-day effective yield as of June 30, 2021.

LIBOR – London Interbank Offered Rate

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
SUMMARY OF INVESTMENTS
As of June 30, 2021 (Unaudited)

Percent of
Security Type / Sector	Net Assets
Common Stocks
Financials	4.1%
Technology	2.3%
Industrials	2.2%
Health Care	2.1%
Consumer Discretionary	2.0%
Real Estate	1.6%
Consumer Staples	1.4%
Energy	1.4%
Materials	1.4%
Utilities	1.3%
Communications	1.1%
Total Common Stocks	20.9%
Exchange-Traded Funds	1.2%
Preferred Stocks
Financials	1.7%
Real Estate	2.5%
Communications	0.1%
Total Preferred Stocks	4.3%
Corporate Bonds
Financials	7.3%
Consumer Discretionary	6.2%
Energy	4.0%
Technology	3.0%
Materials	2.3%
Industrials	1.9%
Communications	1.7%
Consumer Staples	1.3%
Utilities	0.7%
Real Estate	0.5%
Health Care	0.5%
Total Corporate Bonds	29.4%
Asset-Backed Securities	2.0%
Mortgage-Backed Securities	22.6%
U.S. Government & Agency Obligations	9.6%
Money Market Funds	0.2%
Investments	90.2%
Other Assets in Excess of Liabilities	9.8%
Net Assets	100.0%

CHARTWELL MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)

COMMON STOCKS — 97.9%	Shares	Value
Communications — 2.9%
Internet Media & Services — 2.9%
Expedia Group, Inc. (a)	5,751	$941,496

Consumer Discretionary — 9.3%
Apparel & Textile Products — 2.4%
Columbia Sportswear Company	8,044	791,208

Consumer Services — 2.0%
Service Corporation International	11,987	642,383

Retail - Discretionary — 4.9%
AutoZone, Inc. (a)	628	937,114
Genuine Parts Company	5,283	668,141
		1,605,255
Consumer Staples — 7.1%
Food — 4.2%
Conagra Brands, Inc.	16,032	583,244
Lamb Weston Holdings, Inc.	9,845	794,098
		1,377,342
Retail - Consumer Staples — 2.9%
Dollar Tree, Inc. (a)	9,590	954,205

Energy — 4.7%
Oil & Gas Producers — 4.7%
Diamondback Energy, Inc.	7,667	719,855
Pioneer Natural Resources Company	4,966	807,074
		1,526,929
Financials — 18.0%
Banking — 6.7%
KeyCorp	34,017	702,451
M&T Bank Corporation	2,571	373,592
Pinnacle Financial Partners, Inc.	12,637	1,115,721
		2,191,764
Insurance — 9.2%
Allstate Corporation (The)	10,285	1,341,575
Hanover Insurance Group, Inc. (The)	6,171	837,035
Lincoln National Corporation	13,591	854,058
		3,032,668
Specialty Finance — 2.1%
Synchrony Financial	14,180	688,014

See accompanying notes to financial statements.

CHARTWELL MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 97.9% (Continued)	Shares	Value
Health Care — 9.3%
Health Care Facilities & Services — 9.3%
Quest Diagnostics, Inc.	9,407	$1,241,442
Syneos Health, Inc. (a)	9,667	865,100
Universal Health Services, Inc. - Class B	6,514	953,845
		3,060,387
Industrials — 6.8%
Engineering & Construction — 2.1%
Quanta Services, Inc.	7,550	683,803

Machinery — 2.0%
Snap-on, Inc.	3,012	672,971

Transportation Equipment — 2.7%
Allison Transmission Holdings, Inc.	22,320	886,997

Materials — 10.9%
Chemicals — 6.9%
FMC Corporation	11,987	1,296,994
Univar Solutions, Inc. (a)	40,135	978,491
		2,275,485
Construction Materials — 4.0%
Vulcan Materials Company	7,420	1,291,599

Real Estate — 11.1%
REITs — 11.1%
Healthcare Trust of America, Inc. - Class A	35,660	952,122
Healthpeak Properties, Inc.	21,204	705,881
Life Storage, Inc.	7,094	761,541
Mid-America Apartment Communities, Inc.	7,332	1,234,856
		3,654,400
Technology — 9.3%
Technology Hardware — 7.2%
Ciena Corporation (a)	20,936	1,191,049
Dolby Laboratories, Inc. - Class A	12,122	1,191,471
		2,382,520
Technology Services — 2.1%
DXC Technology Company (a)	17,555	683,592

See accompanying notes to financial statements.

CHARTWELL MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 97.9% (Continued)	Shares	Value
Utilities — 8.5%
Electric Utilities — 8.5%
Ameren Corporation	11,123	$890,285
CMS Energy Corporation	12,181	719,654
Public Service Enterprise Group, Inc.	19,529	1,166,662
		2,776,601

Total Common Stocks (Cost $25,681,780)		$32,119,619

MONEY MARKET FUNDS — 2.7%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (b) (Cost $869,152)	869,152	$869,152

Investments at Value — 100.6% (Cost $26,550,932)		$32,988,771

Liabilities in Excess of Other Assets — (0.6%)		(190,168)

Net Assets — 100.0%		$32,798,603

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of June 30, 2021.

See accompanying notes to financial statements.

CHARTWELL MID CAP VALUE FUND
SUMMARY OF INVESTMENTS
As of June 30, 2021 (Unaudited)

Percent of
Security Type / Sector	Net Assets
Common Stocks
Financials	18.0%
Real Estate	11.1%
Materials	10.9%
Technology	9.3%
Health Care	9.3%
Consumer Discretionary	9.3%
Utilities	8.5%
Consumer Staples	7.1%
Industrials	6.8%
Energy	4.7%
Communications	2.9%
Total Common Stocks	97.9%
Money Market Funds	2.7%
Investments	100.6%
Liabilities in Excess of Other Assets	-0.6%
Net Assets	100.0%

CHARTWELL SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)

COMMON STOCKS — 97.1%	Shares	Value
Consumer Discretionary — 12.8%
Apparel & Textile Products — 1.7%
Oxford Industries, Inc.	18,432	$1,821,819
Wolverine World Wide, Inc.	66,176	2,226,161
		4,047,980
Home & Office Products — 1.1%
Knoll, Inc.	95,253	2,475,626

Home Construction — 1.8%
JELD-WEN Holding, Inc. (a)	45,182	1,186,479
Tri Pointe Homes, Inc. (a)	134,462	2,881,521
		4,068,000
Leisure Facilities & Services — 5.0%
Cheesecake Factory, Inc. (The) (a)	57,416	3,110,799
Denny’s Corporation (a)	212,998	3,512,337
Jack in the Box, Inc.	43,975	4,900,574
		11,523,710
Retail - Discretionary — 1.9%
Rush Enterprises, Inc. - Class A	100,910	4,363,348

Wholesale - Discretionary — 1.3%
G-III Apparel Group Ltd. (a)	92,104	3,026,537

Consumer Staples — 3.7%
Food — 3.7%
Fresh Del Monte Produce, Inc.	81,120	2,667,226
Hostess Brands, Inc. (a)	9,691	156,897
Phibro Animal Health Corporation - Class A	61,361	1,772,106
Sanderson Farms, Inc.	20,623	3,876,505
		8,472,734
Energy — 2.4%
Oil & Gas Producers — 0.9%
PDC Energy, Inc.	47,786	2,188,121

Oil & Gas Services & Equipment — 1.5%
ChampionX Corporation (a)	133,078	3,413,451

See accompanying notes to financial statements.

CHARTWELL SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 97.1% (Continued)	Shares	Value
Financials — 25.5%
Banking — 19.1%
Columbia Banking System, Inc.	87,032	$3,355,954
CVB Financial Corporation	90,139	1,855,962
First Financial Bancorp	97,632	2,307,044
First Midwest Bancorp, Inc.	144,504	2,865,514
FNB Corporation	222,340	2,741,452
Independent Bank Group, Inc.	48,082	3,557,106
Pacific Premier Bancorp, Inc.	91,015	3,849,024
Renasant Corporation	70,437	2,817,480
Sandy Spring Bancorp, Inc.	79,372	3,502,686
South State Corporation	25,552	2,089,132
TowneBank	101,464	3,086,535
UMB Financial Corporation	37,716	3,509,851
Umpqua Holdings Corporation	151,623	2,797,444
United Bankshares, Inc.	46,037	1,680,351
United Community Banks, Inc.	122,154	3,910,150
		43,925,685
Insurance — 4.9%
American Equity Investment Life Holding Company	76,565	2,474,581
Kemper Corporation	48,333	3,571,809
Selective Insurance Group, Inc.	64,210	5,210,641
		11,257,031
Specialty Finance — 1.5%
PRA Group, Inc. (a)	90,632	3,486,613

Health Care — 4.2%
Biotech & Pharma — 0.7%
Eagle Pharmaceuticals, Inc. (a)	38,715	1,657,002

Health Care Facilities & Services — 1.7%
Patterson Companies, Inc.	126,800	3,853,452

Medical Equipment & Devices — 1.8%
Integer Holdings Corporation (a)	45,468	4,283,086

Industrials — 22.0%
Aerospace & Defense — 2.7%
AAR Corporation	85,140	3,299,175
Moog, Inc. - Class A	34,265	2,880,316
		6,179,491

See accompanying notes to financial statements.

CHARTWELL SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 97.1% (Continued)	Shares	Value
Industrials — 22.0% (Continued)
Commercial Support Services — 5.9%
Harsco Corporation (a)	128,347	$2,620,846
Korn Ferry	56,706	4,114,020
TrueBlue, Inc. (a)	105,259	2,958,830
UniFirst Corporation	16,320	3,829,325
		13,523,021
Diversified Industrials — 2.7%
ITT, Inc.	68,394	6,264,207

Electrical Equipment — 0.1%
nVent Electric plc	10,246	320,085

Engineering & Construction — 3.1%
Dycom Industries, Inc. (a)	47,684	3,553,889
Parsons Corporation (a)	94,078	3,702,910
		7,256,799
Industrial Intermediate Products — 1.9%
EnPro Industries, Inc.	44,075	4,281,886

Machinery — 2.9%
Cactus, Inc. - Class A	78,756	2,891,920
Mueller Water Products, Inc. - Series A	260,159	3,751,493
		6,643,413
Transportation & Logistics — 2.7%
Hub Group, Inc. - Class A (a)	59,998	3,958,668
Saia, Inc. (a)	11,104	2,326,177
		6,284,845
Materials — 6.4%
Chemicals — 2.6%
Ferro Corporation (a)	105,847	2,283,120
Minerals Technologies, Inc.	45,793	3,602,535
		5,885,655
Construction Materials — 1.5%
Eagle Materials, Inc.	24,327	3,457,110

Containers & Packaging — 1.2%
TriMas Corporation (a)	94,615	2,869,673

Paper & Forest Products — 1.1%
Glatfelter Corporation	180,022	2,514,907

See accompanying notes to financial statements.

CHARTWELL SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 97.1% (Continued)	Shares	Value
Real Estate — 9.0%
Real Estate Owners & Developers — 1.3%
McGrath RentCorp	35,853	$2,924,529

REITs — 7.7%
First Industrial Realty Trust, Inc.	41,519	2,168,537
Healthcare Realty Trust, Inc.	87,928	2,655,426
Kite Realty Group Trust	68,470	1,507,025
Pebblebrook Hotel Trust	91,034	2,143,851
Piedmont Office Realty Trust, Inc. - Class A	134,139	2,477,547
PS Business Parks, Inc.	23,019	3,408,654
STAG Industrial, Inc.	90,887	3,401,900
		17,762,940
Technology — 7.2%
Semiconductors — 1.0%
Diodes, Inc. (a)	28,279	2,255,816

Software — 3.5%
CommVault Systems, Inc. (a)	68,245	5,334,711
Progress Software Corporation	59,432	2,748,730
		8,083,441
Technology Hardware — 2.7%
Fabrinet (a)	24,756	2,373,358
Plexus Corporation (a)	42,303	3,866,917
		6,240,275
Utilities — 3.9%
Electric Utilities — 3.0%
Avista Corporation	42,990	1,834,383
Black Hills Corporation	28,998	1,903,139
NorthWestern Corporation	52,000	3,131,440
		6,868,962
Gas & Water Utilities — 0.9%
Southwest Gas Holdings, Inc.	33,228	2,199,361

Total Common Stocks (Cost $170,341,407)		$223,858,792

See accompanying notes to financial statements.

CHARTWELL SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 0.3%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (b) (Cost $739,198)	739,198	$739,198

Investments at Value — 97.4% (Cost $171,080,605)		$224,597,990

Other Assets in Excess of Liabilities — 2.6%		5,861,989

Net Assets — 100.0%		$230,459,979

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of June 30, 2021.

See accompanying notes to financial statements.

CHARTWELL SMALL CAP VALUE FUND
SUMMARY OF INVESTMENTS
As of June 30, 2021 (Unaudited)

Percent of
Security Type / Sector	Net Assets
Common Stocks
Financials	25.5%
Industrials	22.0%
Consumer Discretionary	12.8%
Real Estate	9.0%
Technology	7.2%
Materials	6.4%
Health Care	4.2%
Utilities	3.9%
Consumer Staples	3.7%
Energy	2.4%
Total Common Stocks	97.1%
Money Market Funds	0.3%
Investments	97.4%
Other Assets in Excess of Liabilities	2.6%
Net Assets	100.0%

CHARTWELL SHORT DURATION HIGH YIELD FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)

CORPORATE BONDS — 96.3%	Par Value	Value
Communications — 12.7%
AMC Networks, Inc., 5.00%, due 4/1/2024	$2,488,000	$2,519,647
CCO Holdings, LLC/CCO Holdings Capital Corporation, 5.75%, due 2/15/2026 (a)	2,831,000	2,926,008
Level 3 Financing, Inc., 5.38%, due 5/1/2025	1,120,000	1,143,800
Quebecor Media, Inc., 5.75%, due 1/15/2023	3,793,000	4,059,136
Sirius XM Radio, Inc., 4.63%, due 7/15/2024 (a)	4,145,000	4,254,428
Sprint Corporation, 7.13%, due 6/15/2024	2,060,000	2,376,725
TEGNA, Inc., 4.75%, due 3/15/2026 (a)	3,925,000	4,180,125
T-Mobile USA, Inc., 4.00%, due 4/15/2022	2,545,000	2,590,492
		24,050,361
Consumer Discretionary — 9.1%
Ford Motor Credit Company, LLC, 5.60%, due 1/7/2022	685,000	699,056
Ford Motor Credit Company, LLC, 4.38%, due 8/6/2023	1,710,000	1,805,760
Ford Motor Credit Company, LLC, 4.06%, due 11/1/2024	2,625,000	2,792,081
Lennar Corporation, 4.13%, due 1/15/2022	2,995,000	3,024,950
Lennar Corporation, 4.75%, due 11/15/2022	880,000	920,700
QVC, Inc., 4.85%, due 4/1/2024	4,245,000	4,605,825
Travel + Leisure Company, 4.25%, due 3/1/2022	1,175,000	1,188,219
Travel + Leisure Company, 3.90%, due 3/1/2023	2,155,000	2,222,344
		17,258,935
Consumer Staples — 3.7%
Albertsons Companies, Inc., 3.25%, due 3/15/2026 (a)	4,450,000	4,526,985
Clearwater Paper Corporation, 5.38%, due 2/1/2025 (a)	2,340,000	2,492,100
		7,019,085
Energy — 12.4%
Cheniere Energy Partners, L.P., 5.63%, due 10/1/2026	4,740,000	4,917,750
DCP Midstream Operating, L.P., 3.88%, due 3/15/2023	3,300,000	3,423,750
DCP Midstream Operating, L.P., 5.38%, due 7/15/2025	815,000	907,665
EQT Midstream Partners, L.P., 4.75%, due 7/15/2023	1,305,000	1,362,094
Rattler Midstream, L.P., 5.63%, due 7/15/2025 (a)	3,900,000	4,099,875
Sunoco, L.P./Sunoco Financing Corporation, 5.50%, due 2/15/2026	3,705,000	3,818,003
Western Midstream Operations, L.P., 4.35%, due 2/1/2025	4,555,000	4,812,767
		23,341,904
Financials — 16.8%
CIT Group, Inc., 5.00%, due 8/15/2022	4,245,000	4,436,025
Howmet Aerospace, Inc., 6.88%, due 5/1/2025	1,790,000	2,083,524
Icahn Enterprises, L.P., 4.75%, due 9/15/2024	4,400,000	4,598,000
INTL FCStone, Inc., 8.63%, due 6/15/2025 (a)	3,870,000	4,136,062
NMI Holdings, Inc., 7.38%, due 6/1/2025 (a)	3,845,000	4,406,216

See accompanying notes to financial statements.

CHARTWELL SHORT DURATION HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 96.3% (Continued)	Par Value	Value
Financials — 16.8% (Continued)
OneMain Finance Corporation, 5.63%, due 3/15/2023	$1,850,000	$1,981,091
OneMain Finance Corporation, 6.13%, due 3/15/2024	2,620,000	2,819,775
SLM Corporation, 5.13%, due 4/5/2022	1,745,000	1,777,719
SLM Corporation, 5.50%, due 1/25/2023	3,745,000	3,949,852
SLM Corporation, 4.20%, due 10/29/2025	1,475,000	1,587,469
		31,775,733
Health Care — 3.6%
HCA, Inc., 5.88%, due 5/1/2023	3,865,000	4,204,927
Tenet Healthcare Corporation, 4.63%, due 7/15/2024	2,600,000	2,638,220
		6,843,147
Industrials — 11.6%
ADT Corporation (The), 3.50%, due 7/15/2022	1,345,000	1,370,219
ADT Corporation (The), 4.13%, due 6/15/2023	2,985,000	3,141,712
Arconic Corporation, 6.00%, due 5/15/2025 (a)	4,300,000	4,582,811
Delta Air Lines, Inc., 3.63%, due 3/15/2022	4,115,000	4,172,833
WESCO Distribution, Inc., 7.13%, due 6/15/2025 (a)	4,000,000	4,322,800
XPO Logistics, Inc., 6.75%, due 8/15/2024 (a)	4,245,000	4,409,494
		21,999,869
Materials — 10.1%
Alcoa, Inc., 5.13%, due 10/1/2024	1,980,000	2,185,326
Ball Corporation, 5.00%, due 3/15/2022	3,350,000	3,433,750
Crown Americas Capital Corporation IV, 4.50%, due 1/15/2023	4,245,000	4,436,025
Freeport-McMoran Copper & Gold, Inc., 3.88%, due 3/15/2023	4,245,000	4,426,092
Polyone Corporation, 5.25%, due 3/15/2023	4,245,000	4,542,150
		19,023,343
Real Estate — 6.4%
GLP Capital, L.P./GLP Financing II, Inc., 5.38%, due 11/1/2023	2,835,000	3,080,624
iStar, Inc., 4.75%, due 10/1/2024	4,345,000	4,573,113
Starwood Property Trust, Inc., 5.00%, due 12/15/2021	4,360,000	4,381,800
		12,035,537
Technology — 8.5%
CommScope Finance LLC, Series 144A, 6.00%, due 3/1/2026 (a)	4,167,000	4,399,102
EMC Corporation, 3.38%, due 6/1/2023	3,384,000	3,514,995
Seagate HDD Cayman, 4.75%, due 6/1/2023	2,480,000	2,638,695
Sensata Technologies B.V., 5.63%, due 11/1/2024 (a)	1,285,000	1,427,956
Western Ditigal Corporation, 4.75%, due 2/15/2026	3,660,000	4,062,600
		16,043,348

See accompanying notes to financial statements.

CHARTWELL SHORT DURATION HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 96.3% (Continued)	Par Value	Value
Utilities — 1.4%
AmeriGas Partners, L.P./AmeriGas Financial Corporation,5.63%, due 5/20/2024	$2,460,000	$2,687,550

Total Corporate Bonds (Cost $178,054,952)		$182,078,812

MONEY MARKET FUNDS — 0.1%	Shares	Value
Fidelity Institutional Money Market Government Portfolio -Class I, 0.01% (b) (Cost $87,329)	87,329	$87,329

Investments at Value — 96.4% (Cost $178,142,281)		$182,166,141

Other Assets in Excess of Liabilities — 3.6%		6,885,411

Net Assets — 100.0%		$189,051,552

(a)	144A - Security was purchased in transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $50,163,962 as of June 30, 2021, representing 26.5% of net assets.

(b)	The rate shown is the 7-day effective yield as of June 30, 2021.

See accompanying notes to financial statements.

CHARTWELL SHORT DURATION HIGH YIELD FUND
SUMMARY OF INVESTMENTS
As of June 30, 2021 (Unaudited)

Percent of
Security Type / Sector	Net Assets
Corporate Bonds
Financials	16.8%
Communications	12.7%
Energy	12.4%
Industrials	11.6%
Materials	10.1%
Consumer Discretionary	9.1%
Technology	8.5%
Real Estate	6.4%
Consumer Staples	3.7%
Health Care	3.6%
Utilities	1.4%
Total Corporate Bonds	96.3%
Money Market Funds	0.1%
Investments	96.4%
Other Assets in Excess of Liabilities	3.6%
Net Assets	100.0%

CHARTWELL SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)

COMMON STOCKS — 95.3%	Shares	Value
Consumer Discretionary — 20.2%
Apparel & Textile Products — 3.3%
Capri Holdings Ltd. (a)	9,330	$533,583
Deckers Outdoor Corporation (a)	1,248	479,319
		1,012,902
Home Construction — 1.3%
Skyline Champion Corporation (a)	4,325	230,523
Taylor Morrison Home Corporation (a)	6,732	177,859
		408,382
Leisure Facilities & Services — 9.3%
Bloomin’ Brands, Inc. (a)	17,807	483,282
Boyd Gaming Corporation (a)	14,792	909,560
Brinker International, Inc. (a)	8,059	498,449
Century Casinos, Inc. (a)	11,185	150,215
Churchill Downs, Inc.	1,440	285,494
Dine Brands Global, Inc. (a)	4,246	378,956
Full House Resorts, Inc. (a)	18,945	188,313
		2,894,269
Leisure Products — 0.6%
Yeti Holdings, Inc. (a)	2,063	189,424

Retail - Discretionary — 5.7%
American Eagle Outfitters, Inc.	11,620	436,099
Asbury Automotive Group, Inc. (a)	1,612	276,248
Builders FirstSource, Inc. (a)	5,791	247,044
Foot Locker, Inc.	6,050	372,862
Lithia Motors, Inc.	1,247	428,519
		1,760,772
Consumer Staples — 0.3%
Household Products — 0.3%
e.l.f. Beauty, Inc. (a)	3,554	96,456

Energy — 2.2%
Energy — 0.6%
TETRA Technologies, Inc. (a)	44,457	192,943

Renewable Energy — 1.6%
Sunnova Energy International, Inc. (a)	5,563	209,502
Sunrun, Inc. (a)	5,261	293,459
		502,961

See accompanying notes to financial statements.

CHARTWELL SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 95.3% (Continued)	Shares	Value
Financials — 2.6%
Asset Management — 1.8%
Open Lending Corporation - Class A (a)	6,898	$297,235
Silvergate Capital Corporation - Class A (a)	2,370	268,568
		565,803
Banking — 0.8%
Pinnacle Financial Partners, Inc.	2,738	241,738

Health Care — 28.4%
Biotech & Pharma — 10.0%
9 Meters Biopharma, Inc. (a)	86,748	95,423
Affimed N.V. (a)	12,546	106,641
Allogene Therapeutics, Inc. (a)	3,861	100,695
ALX Oncology Holdings, Inc. (a)	978	53,477
Arena Pharmaceuticals, Inc. (a)	3,847	262,365
Axsome Therapeutics, Inc. (a)	3,009	202,987
Biohaven Pharmaceutical Holding Company Ltd. (a)	1,428	138,630
BridgeBio Pharma, Inc. (a)	2,997	182,697
Fate Therapeutics, Inc. (a)	2,194	190,417
Iovance Biotherapeutics, Inc. (a)	8,909	231,812
Kura Oncology, Inc. (a)	6,614	137,902
Mirum Pharmaceuticals, Inc. (a)	12,206	211,042
Phathom Pharmaceuticals, Inc. (a)	4,160	140,816
PTC Therapeutics, Inc. (a)	1,077	45,525
Scholar Rock Holding Corporation (a)	3,158	91,266
Trillium Therapeutics, Inc. (a)	18,056	175,143
Turning Point Therapeutics, Inc. (a)	924	72,091
United Therapeutics Corporation (a)	3,712	665,970
		3,104,899
Health Care — 1.4%
Acadia Healthcare Company, Inc. (a)	4,639	291,097
Intellia Therapeutics, Inc. (a)	970	157,053
		448,150
Health Care Facilities & Services — 5.2%
Addus HomeCare Corporation (a)	2,581	225,166
Invitae Corporation (a)	5,572	187,944
LHC Group, Inc. (a)	1,027	205,667
ModivCare, Inc. (a)	1,904	323,813
Owens & Minor, Inc.	9,935	420,549
Syneos Health, Inc. (a)	2,782	248,961
		1,612,100

See accompanying notes to financial statements.

CHARTWELL SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 95.3% (Continued)	Shares	Value
Health Care — 28.4% (Continued)
Medical Equipment & Devices — 11.8%
AtriCure, Inc. (a)	2,650	$210,225
Axonics, Inc. (a)	11,323	717,991
Castle Biosciences, Inc. (a)	2,604	190,951
CONMED Corporation	2,529	347,560
ICU Medical, Inc. (a)	1,530	314,874
Inspire Medical Systems, Inc. (a)	1,072	207,175
Merit Medical Systems, Inc. (a)	5,116	330,801
Natera, Inc. (a)	8,926	1,013,369
Tandem Diabetes Care, Inc. (a)	3,214	313,044
		3,645,990
Industrials — 12.7%
Electrical Equipment — 0.2%
Bloom Energy Corporation - Class A (a)	1,991	53,498

Engineering & Construction — 3.1%
TopBuild Corporation (a)	2,097	414,745
WillScot Mobile Mini Holdings Corporation (a)	19,546	544,747
		959,492
Industrial Intermediate Products — 2.4%
Chart Industries, Inc. (a)	3,274	479,052
Timken Company (The)	3,301	266,027
		745,079
Industrial Support Services — 1.7%
H&E Equipment Services, Inc.	7,050	234,553
SiteOne Landscape Supply, Inc. (a)	1,850	313,131
		547,684
Machinery — 5.3%
Lincoln Electric Holdings, Inc.	2,392	315,050
Oshkosh Corporation	4,537	565,492
Terex Corporation	10,428	496,581
Valmont Industries, Inc.	1,168	275,707
		1,652,830
Materials — 6.3%
Chemicals — 3.0%
Avient Corporation	5,793	284,784
Danimer Scientific, Inc. (a)	4,718	118,186
Quaker Chemical Corporation	2,267	537,709
		940,679

See accompanying notes to financial statements.

CHARTWELL SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 95.3% (Continued)	Shares	Value
Materials — 6.3% (Continued)
Construction Materials — 2.3%
Advanced Drainage Systems, Inc.	6,094	$710,378

Containers & Packaging — 1.0%
Sealed Air Corporation	5,113	302,945

Real Estate — 1.5%
Real Estate Services — 0.5%
Redfin Corporation (a)	2,424	153,706

REITs — 1.0%
Ryman Hospitality Properties, Inc. (a)	3,930	310,313

Technology — 21.1%
Semiconductors — 2.4%
MACOM Technology Solutions Holdings, Inc. (a)	7,352	471,116
Synaptics, Inc. (a)	1,812	281,911
		753,027
Software — 13.4%
Avaya Holdings Corporation (a)	16,213	436,130
Bandwidth, Inc. - Class A (a)	2,268	312,803
Calix, Inc. (a)	7,595	360,763
Digital Turbine, Inc. (a)	3,443	261,771
LivePerson, Inc. (a)	6,027	381,147
Manhattan Associates, Inc. (a)	3,489	505,347
Nutanix, Inc. - Class A (a)	16,992	649,434
Rapid7, Inc. (a)	7,683	727,042
SailPoint Technology Holdings, Inc. (a)	4,561	232,930
Varonis Systems, Inc. (a)	4,882	281,301
		4,148,668
Technology Hardware — 0.9%
CommScope Holding Company, Inc. (a)	12,536	267,142

Technology Services — 4.4%
DXC Technology Company (a)	17,811	693,560
Endava plc - ADR (a)	3,805	431,411
Everi Holdings, Inc. (a)	9,910	247,156
		1,372,127

Total Common Stocks (Cost $20,242,250)		$29,594,357

See accompanying notes to financial statements.

CHARTWELL SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 0.6%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (b) (Cost $183,419)	183,419	$183,419

Investments at Value — 95.9% (Cost $20,425,669)		$29,777,776

Other Assets in Excess of Liabilities — 4.1%		1,261,919

Net Assets — 100.0%		$31,039,695

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of June 30, 2021.

ADR – American Depositary Receipt

See accompanying notes to financial statements.

CHARTWELL SMALL CAP GROWTH FUND
SUMMARY OF INVESTMENTS
As of June 30, 2021 (Unaudited)

Percent of
Security Type / Sector	Net Assets
Common Stocks
Health Care	28.4%
Technology	21.1%
Consumer Discretionary	20.2%
Industrials	12.7%
Materials	6.3%
Financials	2.6%
Energy	2.2%
Real Estate	1.5%
Consumer Staples	0.3%
Total Common Stocks	95.3%
Money Market Funds	0.6%
Investments	95.9%
Liabilities in Excess of Other Assets	4.1%
Net Assets	100.0%

CHARTWELL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2021 (Unaudited)

		Chartwell	Chartwell
	Chartwell	Mid Cap	Small Cap
	Income Fund	Value Fund	Value Fund
ASSETS
Investments at cost	$438,156,624	$26,550,932	$171,080,605
Investments at value (Notes 2 and 7)	$483,761,450	$32,988,771	$224,597,990
Cash (Note 2)	57,000,000	—	5,000,000
Receivable for capital shares sold	62,156	6,614	161,629
Receivable for investment securities sold	—	—	1,206,959
Dividends and interest receivable	2,975,813	37,319	184,480
Foreign tax reclaims receivable	65,432	—	—
Other assets	68,662	27,180	43,361
TOTAL ASSETS	543,933,513	33,059,884	231,194,419

LIABILITIES
Payable for capital shares redeemed	226,049	4,320	72,191
Payable for investment securities purchased	6,999,140	230,315	475,743
Payable to Advisor (Note 3)	203,088	10,026	141,331
Payable to administrator (Note 3)	20,700	4,100	10,700
Accrued Trustees’ fees (Note 3)	600	600	600
Other accrued expenses	64,050	11,920	33,875
TOTAL LIABILITIES	7,513,627	261,281	734,440

NET ASSETS	$536,419,886	$32,798,603	$230,459,979

NET ASSETS CONSIST OF:
Paid-in capital	$514,413,563	$27,105,025	$174,976,927
Accumulated earnings	22,006,323	5,693,578	55,483,052
NET ASSETS	$536,419,886	$32,798,603	$230,459,979
Shares of beneficial interest outstanding (unlimited number of shares authorized, par value $0.01)	38,078,468	1,928,612	10,839,783
Net asset value, offering price and redemption price per share (Note 2)	$14.09	$17.01	$21.26

See accompanying notes to financial statements.

CHARTWELL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2021 (Unaudited) (Continued)

	Chartwell	Chartwell
	Short Duration	Small Cap
	High Yield Fund	Growth Fund
ASSETS
Investments at cost	$178,142,281	$20,425,669
Investments at value (Notes 2 and 7)	$182,166,141	$29,777,776
Cash (Note 2)	5,000,000	1,000,000
Receivable for capital shares sold	2,053	95,450
Receivable for investment securities sold	—	465,918
Dividends and interest receivable	2,305,711	3,649
Other assets	46,402	26,222
TOTAL ASSETS	189,520,307	31,369,015

LIABILITIES
Payable for capital shares redeemed	40,114	—
Payable for investment securities purchased	358,326	304,921
Payable to Advisor (Note 3)	41,182	7,149
Payable to administrator (Note 3)	9,200	4,000
Accrued Trustees’ fees (Note 3)	600	600
Other accrued expenses	19,333	12,650
TOTAL LIABILITIES	468,755	329,320

NET ASSETS	$189,051,552	$31,039,695

NET ASSETS CONSIST OF:
Paid-in capital	$185,982,902	$16,713,366
Accumulated earnings	3,068,650	14,326,329

NET ASSETS	$189,051,552	$31,039,695
Shares of beneficial interest outstanding (unlimited number of shares authorized, par value $0.01)	19,261,015	1,547,117
Net asset value, offering price and redemption price per share (Note 2)	$9.82	$20.06

See accompanying notes to financial statements.

CHARTWELL FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2021 (Unaudited)

		Chartwell	Chartwell
	Chartwell	Mid Cap	Small Cap
	Income Fund	Value Fund	Value Fund
INVESTMENT INCOME
Dividends	$1,820,342	$235,799	$1,519,093
Foreign withholding taxes on dividends	(2,346)	—	—
Interest	6,732,569	—	—
TOTAL INVESTMENT INCOME	8,550,565	235,799	1,519,093

EXPENSES
Investment advisory fees (Note 3)	1,336,517	117,652	975,681
Transfer agent fees (Note 3)	172,652	11,086	97,713
Fund administration fees (Note 3)	126,055	25,435	62,622
Postage and supplies	41,162	4,754	28,647
Legal fees	38,081	2,272	15,810
Registration and filing fees	19,272	15,437	15,944
Custodian and bank service fees	30,253	3,106	13,997
Insurance fees	32,770	1,165	7,432
Trustees’ fees and expenses (Note 3)	13,291	13,205	13,239
Audit and tax services fees	11,185	9,435	9,435
Printing of shareholder reports	11,752	2,985	4,342
Other expenses	22,887	2,472	5,646
TOTAL EXPENSES	1,855,877	209,004	1,250,508
Less fee reductions by the Advisor (Note 3)	(145,514)	(67,716)	(110,706)
NET EXPENSES	1,710,363	141,288	1,139,802

NET INVESTMENT INCOME	6,840,202	94,511	379,291

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on investment transactions	411,997	644,394	6,317,789
Net change in unrealized appreciation (depreciation) on investments	21,768,465	3,267,454	29,795,071
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	22,180,462	3,911,848	36,112,860

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,020,664	$4,006,359	$36,492,151

See accompanying notes to financial statements.

CHARTWELL FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2021 (Unaudited) (Continued)

	Chartwell	Chartwell
	Short Duration	Small Cap
	High Yield Fund	Growth Fund
INVESTMENT INCOME
Dividends	$3,467	$12,687
Interest	2,975,683	—
TOTAL INVESTMENT INCOME	2,979,150	12,687

EXPENSES
Investment advisory fees (Note 3)	347,090	122,949
Fund administration fees (Note 3)	54,006	25,019
Registration and filing fees	24,011	15,144
Transfer agent fees (Note 3)	15,787	15,062
Trustees’ fees and expenses (Note 3)	13,230	13,205
Audit and tax services fees	10,685	9,435
Custodian and bank service fees	10,745	4,123
Legal fees	12,588	2,103
Postage and supplies	5,743	4,534
Insurance fees	5,884	1,003
Printing of shareholder reports	2,936	2,903
Other expenses	7,897	3,287
TOTAL EXPENSES	510,602	218,767
Less fee reductions by the Advisor (Note 3)	(85,077)	(66,785)
NET EXPENSES	425,525	151,982

NET INVESTMENT INCOME (LOSS)	2,553,625	(139,295)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investment transactions	483,980	3,483,869
Net change in unrealized appreciation (depreciation) on investments	(61,967)	1,003,790

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	422,013	4,487,659

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,975,638	$4,348,364

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Two Months	Year
	June 30,	Ended	Ended
	2021	December 31,	October 31,
	(Unaudited)	2020 (a)	2020
FROM OPERATIONS
Net investment income	$6,840,202	$2,801,681	$23,231,545
Net realized gains (losses) from investment transactions	411,997	2,001,473	(15,945,872)
Net change in unrealized appreciation (depreciation) on investments	21,768,465	33,530,783	(30,558,528)
Net increase (decrease) in net assets resulting from operations	29,020,664	38,333,937	(23,272,855)

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 4)	(7,173,623)	(2,998,883)	(24,453,130)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	27,193,232	3,384,672	44,119,470
Reinvestment of distributions to shareholders	6,879,048	2,881,713	23,616,932
Proceeds from redemption fees collected (Note 2)	8	103	4,961
Payments for shares redeemed	(76,349,381)	(52,776,393)	(482,238,215)
Net decrease in net assets from capital share transactions	(42,277,093)	(46,509,905)	(414,496,852)

TOTAL DECREASE IN NET ASSETS	(20,430,052)	(11,174,851)	(462,222,837)

NET ASSETS
Beginning of period	556,849,938	568,024,789	1,030,247,626
End of period	$536,419,886	$556,849,938	$568,024,789

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,957,995	253,990	3,410,553
Shares issued in reinvestment of distributions to shareholders	496,528	214,711	1,859,248
Shares redeemed	(5,540,355)	(3,960,115)	(38,300,799)
Net decrease in shares outstanding	(3,085,832)	(3,491,414)	(33,030,998)
Shares outstanding, beginning of period	41,164,300	44,655,714	77,686,712
Shares outstanding, end of period	38,078,468	41,164,300	44,655,714

(a)	Fund changed fiscal year to December 31.

See accompanying notes to financial statements.

CHARTWELL MID CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Two Months	Year
	June 30,	Ended	Ended
	2021	December 31,	October 31,
	(Unaudited)	2020 (a)	2020
FROM OPERATIONS
Net investment income	$94,511	$57,071	$332,284
Net realized gains (losses) from investment transactions	644,394	50,260	(1,478,100)
Net change in unrealized appreciation (depreciation) on investments	3,267,454	3,599,023	(1,900,580)
Net increase (decrease) in net assets resulting from operations	4,006,359	3,706,354	(3,046,396)

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 4)	—	(317,350)	(502,601)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,716,491	699,681	10,310,948
Reinvestment of distributions to shareholders	—	316,970	501,860
Payments for shares redeemed	(3,464,530)	(616,962)	(8,215,753)
Net increase in net assets from capital share transactions	251,961	399,689	2,597,055

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,258,320	3,788,693	(951,942)

NET ASSETS
Beginning of period	28,540,283	24,751,590	25,703,532
End of period	$32,798,603	$28,540,283	$24,751,590

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	228,049	48,041	799,048
Shares issued in reinvestment of distributions to shareholders	—	21,417	32,150
Shares redeemed	(212,828)	(42,479)	(599,199)
Net increase in shares outstanding	15,221	26,979	231,999
Shares outstanding, beginning of period	1,913,391	1,886,412	1,654,413
Shares outstanding, end of period	1,928,612	1,913,391	1,886,412

(a)	Fund changed fiscal year to December 31.

See accompanying notes to financial statements.

CHARTWELL SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Two Months	Year
	June 30,	Ended	Ended
	2021	December 31,	October 31,
	(Unaudited)	2020 (a)	2020
FROM OPERATIONS
Net investment income	$379,291	$375,393	$1,278,407
Net realized gains (losses) from investment transactions	6,317,789	20,290	(364,523)
Net change in unrealized appreciation (depreciation) on investments	29,795,071	30,917,386	(34,328,452)
Net increase (decrease) in net assets resulting from operations	36,492,151	31,313,069	(33,414,568)

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 4)	—	(1,302,071)	(6,288,627)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	46,029,708	5,292,192	55,427,208
Reinvestment of distributions to shareholders	—	990,888	4,682,565
Proceeds from redemption fees collected (Note 2)	1,366	—	26
Payments for shares redeemed	(29,397,172)	(7,029,501)	(45,089,775)
Net increase (decrease) in net assets from capital share transactions	16,633,902	(746,421)	15,020,024

TOTAL INCREASE (DECREASE) IN NET ASSETS	53,126,053	29,264,577	(24,683,171)

NET ASSETS
Beginning of period	177,333,926	148,069,349	172,752,520
End of period	$230,459,979	$177,333,926	$148,069,349

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	2,274,000	306,000	3,610,972
Shares issued in reinvestment of distributions to shareholders	—	56,109	247,624
Shares redeemed	(1,423,647)	(411,968)	(3,073,144)
Net increase (decrease) in shares outstanding	850,353	(49,859)	785,452
Shares outstanding, beginning of period	9,989,430	10,039,289	9,253,837
Shares outstanding, end of period	10,839,783	9,989,430	10,039,289

(a)	Fund changed fiscal year to December 31.

See accompanying notes to financial statements.

CHARTWELL SHORT DURATION HIGH YIELD FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Two Months	Year
	June 30,	Ended	Ended
	2021	December 31,	October 31,
	(Unaudited)	2020 (a)	2020
FROM OPERATIONS
Net investment income	$2,553,625	$848,309	$4,054,665
Net realized gains (losses) from investment transactions	483,980	(1,116,488)	268,007
Net change in unrealized appreciation (depreciation) on investments	(61,967)	4,543,697	(1,050,130)
Net increase in net assets resulting from operations	2,975,638	4,275,518	3,272,542

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 4)	(2,553,617)	(863,004)	(4,083,761)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	33,942,020	2,625,951	77,512,641
Reinvestment of distributions to shareholders	2,518,601	850,191	4,009,862
Proceeds from redemption fees collected (Note 2)	—	—	13
Payments for shares redeemed	(11,534,503)	(4,659,702)	(11,151,261)
Net increase (decrease) in net assets from capital share transactions	24,926,118	(1,183,560)	70,371,255

TOTAL INCREASE IN NET ASSETS	25,348,139	2,228,954	69,560,036

NET ASSETS
Beginning of period	163,703,413	161,474,459	91,914,423
End of period	$189,051,552	$163,703,413	$161,474,459

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	3,467,150	269,518	8,088,395
Shares issued in reinvestment of distributions to shareholders	257,455	87,084	420,426
Shares redeemed	(1,176,963)	(479,111)	(1,172,529)
Net increase (decrease) in shares outstanding	2,547,642	(122,509)	7,336,292
Shares outstanding, beginning of period	16,713,373	16,835,882	9,499,590
Shares outstanding, end of period	19,261,015	16,713,373	16,835,882

(a)	Fund changed fiscal year to December 31.

See accompanying notes to financial statements.

CHARTWELL SMALL CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Two Months	Year
	June 30,	Ended	Ended
	2021	December 31,	October 31,
	(Unaudited)	2020 (a)	2020
FROM OPERATIONS
Net investment loss	$(139,295)	$(24,809)	$(116,534)
Net realized gains from investment transactions	3,483,869	1,752,724	1,924,380
Net change in unrealized appreciation (depreciation) on investments	1,003,790	3,097,219	3,495,156
Net increase in net assets resulting from operations	4,348,364	4,825,134	5,303,002

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 4)	—	(1,724,473)	(7,527)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,902,246	67,266	647,299
Reinvestment of distributions to shareholders	—	1,724,473	7,527
Proceeds from redemption fees collected (Note 2)	—	—	16
Payments for shares redeemed	(2,646,560)	(264,845)	(3,778,852)
Net increase (decrease) in net assets from capital share transactions	(744,314)	1,526,894	(3,124,010)

TOTAL INCREASE IN NET ASSETS	3,604,050	4,627,555	2,171,465

NET ASSETS
Beginning of period	27,435,645	22,808,090	20,636,625
End of period	$31,039,695	$27,435,645	$22,808,090

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	97,421	3,998	52,256
Shares issued in reinvestment of distributions to shareholders	—	99,565	584
Shares redeemed	(137,359)	(15,422)	(306,323)
Net increase (decrease) in shares outstanding	(39,938)	88,141	(253,483)
Shares outstanding, beginning of period	1,587,055	1,498,914	1,752,397
Shares outstanding, end of period	1,547,117	1,587,055	1,498,914

(a)	Fund changed fiscal year to December 31.

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended		Two Months		Year	Year
	June 30,		Ended		Ended	Ended
	2021		December 31,		October 31,	October 31,
	(Unaudited)		2020 (a)		2020	2019
Net asset value at beginning of period	$13.53		$12.72		$13.26	$13.18
Income (loss) from investment operations:
Net investment income	0.18		0.07		0.40	0.41
Net realized and unrealized gains (losses) on investment transactions	0.57		0.81		(0.52)	0.50
Total from investment operations	0.75		0.88		(0.12)	0.91
Less distributions from:
Net investment income	(0.19)		(0.07)		(0.42)	(0.44)
Net realized gains on investments	—		—		—	(0.39)
Total distributions	(0.19)		(0.07)		(0.42)	(0.83)
Proceeds from redemption fees collected (Note 2)	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)
Net asset value at end of period	$14.09		$13.53		$12.72	$13.26
Total return (c)	5.54	% (d)	6.93	% (d)	(0.83%)	7.22%
Ratios/Supplementary data:
Net assets at end of period (000,000’s)	$536		$557		$568	$1,030
Ratio of total expenses to average net assets:
Before fees reduced	0.69	% (e)	0.73	% (e)	0.67%	0.66%
After fees reduced	0.64	% (e)	0.64	% (e)	0.64%	0.64%
Ratio of net investment income to average net assets:
Before fees reduced	2.51	% (e)	2.84	% (e)	3.04%	2.93%
After fees reduced	2.56	% (e)	2.93	% (e)	3.08%	2.95%
Portfolio turnover rate	30	% (d)	7	% (d)	63%	137%

(a)	Fund changed fiscal year to December 31.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Advisor had not reduced advisory fees and reimbursed expenses.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data for a Share Outstanding Throughout Each Period

			For the Period
			January 1,
	Year	Year	2016
	Ended	Ended	through
	October 31,	October 31,	October 31,
	2018	2017	2016*
Net asset value at beginning of period	$13.80	$13.64	$12.85
Income (loss) from investment operations:
Net investment income	0.31	0.24 (a)	0.19	(a)
Net realized and unrealized gains (losses) on affiliated and unaffiliated investments	(0.19)	0.29	0.79
Total from investment operations	0.12	0.53	0.98
Less distributions from:
Net investment income	(0.30)	(0.22)	(0.19)
Net realized gains on investments	(0.44)	(0.15)	—
Total distributions	(0.74)	(0.37)	(0.19)
Proceeds from redemption fees collected (Note 2)	0.00 (b)	0.00 (b)	0.00	(b)
Net asset value at end of period	$13.18	$13.80	$13.64
Total return (c)	0.88%	3.98%	7.68	% (d)
Ratios/Supplementary data:
Net assets at end of period (000,000’s)	$1,490	$1,672	$1,711
Ratio of total expenses to average net assets:
Before fees reduced	0.68%	0.67%	0.67	% (e)
After fees reduced	0.64%	0.64%	0.66	% (e)(f)
Ratio of net investment income to average net assets:
Before fees reduced	2.26%	1.75%	1.74	% (e)
After fees reduced	2.29%	1.78%	1.75	% (e)(f)
Portfolio turnover rate	75%	69%	72	% (d)

*	Fiscal year changed to October 31, effective September 30, 2016.

(a)	Based on average daily shares outstanding.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Advisor had not reduced advisory fees and reimbursed expenses.

(d)	Not annualized.

(e)	Annualized.

(f)	Effective May 1, 2016, the Advisor had contractually agreed to reduce its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses do not exceed 0.64% of the average daily net assets of the Fund (Note 3).

See accompanying notes to financial statements.

CHARTWELL MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended		Two Months		Year	Year
	June 30,		Ended		Ended	Ended
	2021		December 31,		October 31,	October 31,
	(Unaudited)		2020 (a)		2020	2019
Net asset value at beginning of period	$14.92		$13.12		$15.54	$15.07
Income (loss) from investment operations:
Net investment income	0.05		0.03		0.19	0.17
Net realized and unrealized gains (losses) on investment transactions	2.04		1.94		(2.28)	1.34
Total from investment operations	2.09		1.97		(2.09)	1.51
Less distributions from:
Net investment income	—		(0.17)		(0.18)	(0.11)
Net realized gains on investments	—		—		(0.15)	(0.93)
Total distributions	—		(0.17)		(0.33)	(1.04)
Net asset value at end of period	$17.01		$14.92		$13.12	$15.54
Total return (b)	14.01	% (c)	15.00	% (c)	(13.81%)	11.47%
Ratios/Supplementary data:
Net assets at end of period (000’s)	$32,799		$28,540		$24,752	$25,704
Ratio of total expenses to average net assets:
Before fees waived/reduced	1.33	% (d)	1.56	% (d)	1.47%	1.44%
After fees waived/reduced	0.90	% (d)	0.90	% (d)	0.90%	1.02	% (e)
Ratio of net investment income to average net assets:
Before fees waived/reduced	0.17	% (d)	0.59	% (d)	0.84%	0.67%
After fees waived/reduced	0.60	% (d)	1.25	% (d)	1.40%	1.09	% (e)
Portfolio turnover rate	9	% (c)	3	% (c)	35%	36%

(a)	Fund changed fiscal year to December 31.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(c)	Not annualized.

(d)	Annualized.

(e)	Effective September 1, 2019, the Advisor contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that total annual operating expenses do not exceed 0.90% of the average daily net assets of the Fund. Prior to September 1, 2019, the annual operating expense limitation was 1.05% (Note 3).

See accompanying notes to financial statements.

CHARTWELL MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data for a Share Outstanding Throughout Each Period

				For the Period
				January 1,
	Year		Year	2016
	Ended		Ended	through
	October 31,		October 31,	October 31,
	2018		2017	2016*
Net asset value at beginning of period	$18.55		$15.46	$13.31
Income from investment operations:
Net investment income	0.11		0.16 (a)	0.20	(a)
Net realized and unrealized gains on investment transactions	0.03		3.48	1.95
Total from investment operations	0.14		3.64	2.15
Less distributions from:
Net investment income	(0.14)		(0.25)	—
Net realized gains on investments	(3.48)		(0.30)	—
Total distributions	(3.62)		(0.55)	—
Proceeds from redemption fees collected (Note 2)	—		0.00 (b)	0.00	(b)
Net asset value at end of period	$15.07		$18.55	$15.46
Total return (c)	(0.12%)		23.95%	16.15	% (d)
Ratios/Supplementary data:
Net assets at end of period (000’s)	$25,322		$23,274	$18,712
Ratio of total expenses to average net assets:
Before fees reduced and other expenses absorbed	1.57%		1.71%	2.03	% (e)
After fees reduced and other expenses absorbed	1.05	% (f)	1.15%	1.19	% (e)(g)
Ratio of net investment income to average net assets:
Before fees reduced and other expenses absorbed	0.26%		0.37%	0.81	% (e)
After fees reduced and other expenses absorbed	0.77	% (f)	0.93%	1.65	% (e)(g)
Portfolio turnover rate	65%		159%	38	% (d)

*	Fiscal year changed to October 31, effective September 30, 2016.

(a)	Based on average daily shares outstanding.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(d)	Not annualized.

(e)	Annualized.

(f)	Effective November 6, 2017, the Advisor contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that total annual operating expenses do not exceed 1.05% of the average daily net assets of the Fund. Prior to November 6, 2017, the annual operating expense limitation was 1.15% (Note 3).

(g)	The Advisor voluntarily agreed to waive a portion of its fees and/or reimburse the Fund for expenses above 1.15% through June 30, 2017. Prior to May 1, 2016, the annual operating expense limitation was 1.25%.

See accompanying notes to financial statements.

CHARTWELL SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended		Two Months		Year	Year
	June 30,		Ended		Ended	Ended
	2021		December 31,		October 31,	October 31,
	(Unaudited)		2020 (a)		2020	2019
Net asset value at beginning of period	$17.75		$14.75		$18.67	$18.79
Income (loss) from investment operations:
Net investment income	0.03		0.04		0.13	0.13
Net realized and unrealized gains (losses) on investment transactions	3.48		3.09		(3.37)	1.04
Total from investment operations	3.51		3.13		(3.24)	1.17
Less distributions from:
Net investment income	—		(0.13)		(0.14)	(0.07)
Net realized gains on investments	—		—		(0.54)	(1.22)
Total distributions	—		(0.13)		(0.68)	(1.29)
Proceeds from redemption fees collected (Note 2)	0.00	(b)	—		0.00 (b)	0.00 (b)
Net asset value at end of period	$21.26		$17.75		$14.75	$18.67
Total return (c)	19.77	% (d)	21.23	% (d)	(18.16%)	7.54%
Ratios/Supplementary data:
Net assets at end of period (000’s)	$230,460		$177,334		$148,069	$172,753
Ratio of total expenses to average net assets:
Before fees reduced and other expenses absorbed	1.15	% (e)	1.21	% (e)	1.18%	1.07%
After fees reduced and other expenses absorbed (f)	1.05	% (e)	1.05	% (e)	1.05%	1.05%
Ratio of net investment income to average net assets:
Before fees reduced and other expenses absorbed	0.25	% (e)	1.16	% (e)	0.68%	0.67%
After fees reduced and other expenses absorbed (f)	0.35	% (e)	1.32	% (e)	0.81%	0.69%
Portfolio turnover rate	7	% (d)	2	% (d)	30%	30%

(a)	Fund changed fiscal year to December 31.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(d)	Not annualized.

(e)	Annualized.

(f)	The Advisor has contractually agreed to reduce its fees and/or reimburse other expenses of the Fund to ensure that the total annual operating expenses do not exceed 1.05% of average daily net assets (Note 3).

See accompanying notes to financial statements.

CHARTWELL SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year
	Ended	Ended	Ended
	October 31,	October 31,	October 31,
	2018	2017	2016
Net asset value at beginning of year	$20.07	$16.25	$15.38
Income (loss) from investment operations:
Net investment income	0.06	0.05 (a)	0.10 (a)
Net realized and unrealized gains (losses) on investment transactions	(0.45)	3.86	0.89
Total from investment operations	(0.39)	3.91	0.99
Less distributions from:
Net investment income	(0.05)	(0.09)	(0.11)
Net realized gains on investments	(0.84)	—	(0.01)
Total distributions	(0.89)	(0.09)	(0.12)
Proceeds from redemption fees collected (Note 2)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$18.79	$20.07	$16.25
Total return (c)	(2.18%)	24.09%	6.51%
Ratios/Supplementary data:
Net assets at end of year (000’s)	$228,779	$165,538	$162,782
Ratio of total expenses to average net assets:
Before fees reduced and other expenses absorbed	1.08%	1.14%	1.30%
After fees reduced and other expenses absorbed (d)	1.05%	1.05%	1.05%
Ratio of net investment income to average net assets:
Before fees reduced and other expenses absorbed	0.25%	0.18%	0.42%
After fees reduced and other expenses absorbed (d)	0.28%	0.27%	0.67%
Portfolio turnover rate	19%	39%	22%

(a)	Based on average shares outstanding.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(d)	The Advisor has contractually agreed to reduce its fees and/or reimburse other expenses of the Fund to ensure that the total annual operating expenses do not exceed 1.05% of average daily net assets (Note 3).

See accompanying notes to financial statements.

CHARTWELL SHORT DURATION HIGH YIELD FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended		Two Months		Year	Year
	June 30,		Ended		Ended	Ended
	2021		December 31,		October 31,	October 31,
	(Unaudited)		2020 (a)		2020	2019
Net asset value at beginning of period	$9.79		$9.59		$9.68	$9.48
Income (loss) from investment operations:
Net investment income	0.14		0.05		0.33	0.35
Net realized and unrealized gains (losses) on investment transactions	0.03		0.20		(0.08)	0.20
Total from investment operations	0.17		0.25		0.25	0.55
Less distributions from:
Net investment income	(0.14)		(0.05)		(0.34)	(0.35)
Proceeds from redemption fees collected (Note 2)	—		—		0.00 (b)	0.00 (b)
Net asset value at end of period	$9.82		$9.79		$9.59	$9.68
Total return (c)	1.77	% (d)	2.63	% (d)	2.62%	5.89%
Ratios/Supplementary data:
Net assets at end of period (000’s)	$189,052		$163,703		$161,474	$91,914
Ratio of total expenses to average net assets:
Before fees reduced and other expenses absorbed	0.59	% (e)	0.66	% (e)	0.61%	0.67%
After fees reduced and other expenses absorbed	0.49	% (e)	0.49	% (e)	0.49%	0.49%
Ratio of net investment income to average net assets:
Before fees reduced and other expenses absorbed	2.84	% (e)	2.96	% (e)	3.43%	3.44%
After fees reduced and other expenses absorbed	2.94	% (e)	3.13	% (e)	3.55%	3.62%
Portfolio turnover rate	27	% (d)	9	% (d)	63%	41%

(a)	Fund changed fiscal year to December 31.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes to financial statements.

CHARTWELL SHORT DURATION HIGH YIELD FUND
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year		Year
	Ended	Ended		Ended
	October 31,	October 31,		October 31,
	2018	2017		2016
Net asset value at beginning of year	$9.72	$9.62		$9.58
Income (loss) from investment operations:
Net investment income	0.29	0.31	(a)	0.33 (a)
Net realized and unrealized gains (losses) on investment transactions	(0.24)	0.11		0.06
Total from investment operations	0.05	0.42		0.39
Less distributions from:
Net investment income	(0.29)	(0.32)		(0.33)
Net realized gains on investments	—	—		(0.02)
Total distributions	(0.29)	(0.32)		(0.35)
Net asset value at end of year	$9.48	$9.72		$9.62
Total return (b)	0.55%	4.42%		4.29%
Ratios/Supplementary data:
Net assets at end of year (000’s)	$75,536	$35,191		$21,349
Ratio of total expenses to average net assets:
Before fees reduced and other expenses absorbed	0.80%	1.16%		1.50%
After fees reduced and other expenses absorbed	0.49%	0.61	% (c)	0.65%
Ratio of net investment income to average net assets:
Before fees reduced and other expenses absorbed	2.84%	2.70%		2.66%
After fees reduced and other expenses absorbed	3.15%	3.25	% (c)	3.51%
Portfolio turnover rate	26%	62%		52%

(a)	Based on average shares outstanding.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(c)	Effective August 11, 2017, the Advisor contractually agreed to reduce its fees and/or absorb expenses of the Fund to ensure that the total annual operating expenses do not exceed 0.49% of average daily net assets. Prior to August 11, 2017, the annual operating expense limit was 0.65% (Note 3).

See accompanying notes to financial statements.

CHARTWELL SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended		Two Months		Year		Year
	June 30,		Ended		Ended		Ended
	2021		December 31,		October 31,		October 31,
	(Unaudited)		2020 (a)		2020		2019
Net asset value at beginning of period	$17.29		$15.22		$11.78		$11.55
Income (loss) from investment operations:
Net investment loss	(0.09)		(0.01)		(0.09)		(0.04)
Net realized and unrealized gains on investment transactions	2.86		3.24		3.53		0.32
Total from investment operations	2.77		3.23		3.44		0.28
Less distributions from:
Net investment income	—		—		—		—
Net realized gains on investments	—		(1.16)		(0.00	) (b)	(0.05)
Total distributions	—		(1.16)		(0.00	) (b)	(0.05)
Proceeds from redemption fees collected (Note 2)	—		—		0.00	(b)	0.00 (b)
Net asset value at end of period	$20.06		$17.29		$15.22		$11.78
Total return (c)	16.02	% (d)	21.20	% (d)	29.25%		2.46%
Ratios/Supplementary data:
Net assets at end of period (000’s)	$31,040		$27,436		$22,808		$20,637
Ratio of total expenses to average net assets:
Before fees waived/reduced and other expenses absorbed	1.51	% (e)	1.76	% (e)	1.73%		1.64%
After fees waived/reduced and other expenses absorbed	1.05	% (e)	1.05	% (e)	1.05%		1.05%
Ratio of net investment loss to average net assets:
Before fees waived/reduced and other expenses absorbed	(1.42	%) (e)	(1.29	%) (e)	(1.24%)		(0.98%)
After fees waived/reduced and other expenses absorbed	(0.96	%) (e)	(0.58	%) (e)	(0.56%)		(0.39%)
Portfolio turnover rate	36	% (d)	24	% (d)	104%		104%

(a)	Fund changed fiscal year to December 31.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees and reimbursed expenses.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes to financial statements.

CHARTWELL SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data for a Share Outstanding Throughout Each Period

			For the Period
			June 16,
	Year		2017*
	Ended		through
	October 31,		October 31,
	2018		2017
Net asset value at beginning of period	$10.69		$10.00
Income (loss) from investment operations:
Net investment loss	(0.04)		(0.03	) (a)
Net realized and unrealized gains on investment transactions	0.90		0.72
Total from investment operations	0.86		0.69
Less distributions from:
Net investment income	(0.00	) (b)	—
Net realized gains on investments	—		—
Total distributions	(0.00	) (b)	—
Proceeds from redemption fees collected (Note 2)	—		—
Net asset value at end of period	$11.55		$10.69
Total return (c)	8.07%		6.90	% (d)
Ratios/Supplementary data:
Net assets at end of period (000’s)	$17,821		$6,744
Ratio of total expenses to average net assets:
Before fees waived/reduced and other expenses absorbed	2.15%		11.54	% (e)
After fees waived/reduced and other expenses absorbed (f)	1.05%		1.25	% (e)
Ratio of net investment loss to average net assets:
Before fees waived/reduced and other expenses absorbed	(1.56%)		(11.12	%) (e)
After fees waived/reduced and other expenses absorbed (f)	(0.45%)		(0.83	%) (e)
Portfolio turnover rate	97%		43	% (d)

*	Commencement of operations.

(a)	Based on average shares outstanding.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees and reimbursed expenses.

(d)	Not annualized.

(e)	Annualized.

(f)	Effective November 6, 2017, the Advisor contractually agreed to reduce its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses do not exceed 1.05% of the average daily net assets of the Fund. Prior to November 6, 2017, the annual operating expense limitation was 1.25% (Note 3).

See accompanying notes to financial statements.

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2021 (Unaudited)

Note 1 – Organization

Chartwell Income Fund, Chartwell Mid Cap Value Fund, Chartwell Small Cap Value Fund, Chartwell Short Duration High Yield Fund and Chartwell Small Cap Growth Fund (each a “Fund” and collectively the “Funds”) are each a diversified series of The Chartwell Funds, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

Chartwell Income Fund’s primary investment objective is to provide investors with current income; seeking to preserve capital is a secondary consideration. The Fund commenced investment operations on September 3, 1987.

Chartwell Mid Cap Value Fund’s primary investment objective is to achieve long-term capital appreciation. The Fund commenced investment operations on May 1, 2002.

Chartwell Small Cap Value Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on March 16, 2012.

Chartwell Short Duration High Yield Fund’s primary investment objective is to seek income and long-term capital appreciation. The Fund commenced investment operations on July 15, 2014.

Chartwell Small Cap Growth Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on June 16, 2017.

Note 2 – Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Investments in open-end investment companies are valued at the daily closing net asset value (“NAV”) of the respective investment company. Debt securities are typically valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

be valued at fair value (the amount which a Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by Chartwell Investment Partners, LLC (the “Advisor”) as defined in Note 3, subject to review and approval by the Advisor’s Portfolio Pricing Committee (“APPC”), pursuant to procedures adopted by the Board of Trustees. The actions of the APPC are subsequently reviewed by the Board at its next regularly scheduled board meeting. The APPC meets as needed. The APPC is comprised of personnel of the Advisor (CFO, COO, CCO, the applicable portfolio manager or lead analyst).

(b)	Share Valuation and Redemption Fees

The NAV per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The NAV per share of each Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share next computed after receipt of an order to purchase or to redeem shares. However, prior to May 1, 2021, a redemption fee of 1%, payable to the applicable Fund, generally was applied to shares that were redeemed within 30 days of purchase. During the periods ended June 30, 2021, December 31, 2020 and October 31, 2020, proceeds from redemption fees were as follows:

	Six Months Ended	Two Months Ended	Year Ended
	June 30, 2021	December 31, 2020	October 31, 2020
Chartwell Income Fund	$8	$103	$4,961
Chartwell Mid Cap Value Fund	—	—	—
Chartwell Small Cap Value Fund	1,366	—	26
Chartwell Short Duration High Yield Fund	—	—	13
Chartwell Small Cap Growth Fund	—	—	16

(c)	Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed on the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims, as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(d)	Cash Accounts

At times, the Funds may invest cash in a sweep vehicle program whereby a bank, acting as agent of its customer, endeavors to place such amounts in excess of the FDIC standard maximum deposit insurance amount (currently $250,000) with one or more other FDIC-insured member banks in either demand deposit accounts or money market deposit accounts. Such deposits are in amounts at any such bank not in excess of the FDIC standard maximum deposit insurance amount such that the customer’s funds are FDIC-insured across the various banks at which such funds are deposited. TriState Capital Bank provides this service to its clients, including the Advisor. Both TriState Capital Bank and the Advisor are subsidiaries of TriState Capital Holdings. These deposits are not custodied by TriState Capital Bank, and TriState Capital Bank does not receive any fees relating to these deposits. These amounts are included as Cash on the Statements of Assets and Liabilities to the extent they are held by a Fund as of June 30, 2021.

(e)	Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of distributions and the differences in accounting for net investment income and realized capital gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and realized capital gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit or expense to recognize in the financial statements. The Funds recognize interest and penalties, if any, as income tax expense on the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open periods (generally, three years) the Funds did not have a liability for any unrecognized tax expenses. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax expenses will significantly change in the next twelve months.

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

(f)	Distributions to Shareholders

Chartwell Mid Cap Value Fund, Chartwell Small Cap Value Fund and Chartwell Small Cap Growth Fund make distributions of net investment income and net realized capital gains, if any, at least annually. Chartwell Income Fund and Chartwell Short Duration High Yield Fund make distributions of net investment income monthly and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(g)	Accounting Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from these estimates.

(h)	New Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. ASU 2020-04 provides entities with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Funds will consider this optional guidance prospectively, if applicable.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the “Agreement”) with the Advisor. Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the following annual rates based on the average daily net assets of the Funds:

Chartwell Income Fund
First $1.75 billion	0.50%
Next $1.75 billion	0.48%
Thereafter	0.46%
Chartwell Mid Cap Value Fund	0.75%
Chartwell Small Cap Value Fund	0.90%
Chartwell Short Duration High Yield Fund	0.40%
Chartwell Small Cap Growth Fund	0.85%

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Advisor has contractually agreed to reduce its fees and/or reimburse other operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses of each Fund as stated below. This agreement is in effect until May 1, 2022 with respect to each Fund, and it may be terminated prior to this time only by the Trust’s Board of Trustees, or if the investment advisory agreement is terminated (i) by the Funds upon 60 days’ notice to the Advisor provided such termination was directed or approved by a vote of a majority of the Trustees of the Funds or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding or entitled to vote; (ii) by the Advisor upon 60 days’ notice to the Funds; or (iii) by an assignment of the investment advisory agreement. The table below reflects the expense cap for each Fund:

Expense Limit as a %
of average
daily net assets
Chartwell Income Fund	0.64%
Chartwell Mid Cap Value Fund	0.90%
Chartwell Small Cap Value Fund	1.05%
Chartwell Short Duration High Yield Fund	0.49%
Chartwell Small Cap Growth Fund	1.05%

During the six months ended June 30, 2021, the Advisor reduced its fees as follows:

June 30, 2021
Chartwell Income Fund	$145,514
Chartwell Mid Cap Value Fund	67,716
Chartwell Small Cap Value Fund	110,706
Chartwell Short Duration High Yield Fund	85,077
Chartwell Small Cap Growth Fund	66,785

The Advisor is permitted to seek reimbursement of fee reductions and expense reimbursements from each Fund for a period ending three years after the date of the reduction or reimbursement, provided that the reimbursement does not cause expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were reduced or reimbursements made, or (b) the expense limitation amount in effect at the time of the reimbursement. However, for Chartwell Income Fund and Chartwell Mid Cap Value Fund, the Advisor is not

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

permitted to seek reimbursement of any advisory fee reductions or expense reimbursements prior to April 29, 2018. The Advisor may recapture all or a portion of fee reductions and expense reimbursements no later than the dates stated below:

		Chartwell	Chartwell	Chartwell	Chartwell
	Chartwell	Mid Cap Value	Small Cap	Short Duration	Small Cap
	Income Fund	Fund	Value Fund	High Yield Fund	Growth Fund
October 31, 2021	$139,833	$38,202	$6,914	$58,070	$68,387
October 31, 2022	212,996	102,814	36,561	149,868	119,074
October 31, 2023	259,244	134,150	198,691	141,721	142,122
December 31, 2023	85,613	29,930	45,596	45,006	30,470
June 30, 2024	145,514	67,716	110,706	85,077	66,785
Total	$843,200	$372,812	$398,468	$479,742	$426,838

The Advisor and the officers of the Advisor, together with their families, owned 33,975 shares, 34,647 shares, 46,411 shares, 104,736 shares and 32,084 shares of Chartwell Income Fund, Chartwell Mid Cap Value Fund, Chartwell Small Cap Value Fund, Chartwell Short Duration High Yield Fund and Chartwell Small Cap Growth Fund, respectively, as of June 30, 2021.

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Funds’ portfolio securities.

The Funds compensate certain financial intermediaries for providing account maintenance and shareholder services to shareholder accounts held through such intermediaries. During the six months ended June 30, 2021, Chartwell Income Fund, Chartwell Mid Cap Value Fund, Chartwell Small Cap Value Fund, Chartwell Short Duration High Yield Fund, and Chartwell Small Cap Growth Fund paid $149,076, $4,610, $88,250, $9,387 and $8,943, respectively, to financial intermediaries for such services. These amounts are included in transfer agent fees on the Statements of Operations.

Foreside Fund Services, LLC (“Foreside”) serves as the Funds’ distributor.

Certain Trustees and officers of the Trust are also officers or employees of the Advisor and/ or Ultimus. The Funds do not compensate Trustees and officers affiliated with the Funds’ Advisor or Ultimus. For their services to the Trust, each Independent Trustee receives an annual retainer of $35,000, plus $1,500 for each Board meeting attended in-person, and $1,000 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, each member of the Audit Committee, which is comprised solely of Independent Trustees, receives $1,500 for each Audit Committee meeting attended in-person, and $1,000 for each Audit Committee meeting attended telephonically.

The Trust’s Chief Compliance Officer (“CCO”) is an officer of the Advisor.

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

PRINCIPAL HOLDERS OF FUND SHARES

As of June 30, 2021, the following shareholders owned of record 25% or more of the outstanding shares of the following Funds:

NAME OF RECORD OWNER	% Ownership
Chartwell Mid Cap Value Fund
Morgan Stanley Smith Barney (for the benefit of its customers)	34%

Chartwell Short Duration Fund
CAPINCO	29%

Chartwell Small Cap Growth Fund
National Financial Services, LLC (for the benefit of its customers)	74%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

Note 4 – Federal Income Taxes

At June 30, 2021, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

		Chartwell
	Chartwell	Mid Cap Value
	Income Fund	Fund
Cost of investments	$441,001,178	$26,721,470
Gross unrealized appreciation	$46,410,209	$6,713,513
Gross unrealized depreciation	(3,649,937)	(446,212)
Net unrealized appreciation on investments	$42,760,272	$6,267,301

	Chartwell	Chartwell	Chartwell
	Small Cap	Short Duration	Small Cap
	Value Fund	High Yield Fund	Growth Fund
Cost of investments	$175,049,490	$178,147,400	$20,474,311
Gross unrealized appreciation	$55,536,495	$4,887,835	$9,679,390
Gross unrealized depreciation	(5,987,995)	(869,094)	(375,925)
Net unrealized appreciation on investments	$49,548,500	$4,018,741	$9,303,465

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the cost of investments for financial statement and federal income tax purposes is due to certain timing differences in recognizing capital gains and losses in security transactions under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and adjustments to basis on passive foreign investment companies.

As of June 30, 2021, the components of accumulated earnings on a tax basis were as follows:

		Chartwell
	Chartwell	Mid Cap Value
	Income Fund	Fund
Net unrealized appreciation on investments	$42,760,272	$6,267,301
Accumulated ordinary income (loss)	(326,842)	95,485
Capital loss carryforwards	(18,489,878)	(1,307,998)
Other gains (losses)	(1,937,229)	638,790
Total accumulated earnings	$22,006,323	$5,693,578

	Chartwell	Chartwell	Chartwell
	Small Cap	Short Duration	Small Cap
	Value Fund	High Yield Fund	Growth Fund
Net unrealized appreciation on investments	$49,548,500	$4,018,741	$9,303,465
Accumulated ordinary income	381,653	8	523,570
Undistributed long-term capital gains	—	—	1,016,874
Capital loss carryforwards	(1,097,654)	(1,437,778)	—
Other gains (losses)	6,650,553	487,679	3,482,420
Total accumulated earnings	$55,483,052	$3,068,650	$14,326,329

As of December 31, 2020, the Funds had the following capital loss carryforwards for federal income tax purposes:

		Chartwell	Chartwell	Chartwell
	Chartwell	Mid Cap Value	Small Cap Value	Short Duration
	Income Fund	Fund	Fund	High Yield Fund
Short-term capital loss carryforwards	$—	$308,230	$1,019,218	$153,004
Long-term capital loss carryforwards	18,489,878	999,768	78,436	1,284,774
Total	$18,489,878	$1,307,998	$1,097,654	$1,437,778

These capital loss carryforwards, which do not expire, are available to offset realized capital gains in the current and future years, thereby reducing future taxable gain distributions.

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions paid during the periods ended June 30, 2021, December 31, 2020 and October 31, 2020 was as follows:

	Chartwell Income Fund
	June 30,	December 31,	October 31,
	2021	2020	2020
Distributions paid from:
Ordinary Income	$7,173,623	$2,998,883	$24,453,130
Total distributions paid	$7,173,623	$2,998,883	$24,453,130

	Chartwell Mid Cap Value Fund
	June 30,	December 31,	October 31,
	2021	2020	2020
Distributions paid from:
Ordinary Income	$—	$317,350	$279,000
Net long-term capital gains	—	—	223,601
Total distributions paid	$—	$317,350	$502,601

	Chartwell Small Cap Value Fund
	June 30,	December 31,	October 31,
	2021	2020	2020
Distributions paid from:
Ordinary Income	$—	$1,302,071	$1,335,998
Net long-term capital gains	—	—	4,952,629
Total distributions paid	$—	$1,302,071	$6,288,627

	Chartwell Short Duration High Yield Fund
	June 30,	December 31,	October 31,
	2021	2020	2020
Distributions paid from:
Ordinary Income	$2,553,617	$863,004	$4,083,761
Total distributions paid	$2,553,617	$863,004	$4,083,761

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Chartwell Small Cap Growth Fund
	June 30,	December 31,	October 31,
	2021	2020	2020
Distributions paid from:
Ordinary Income	$—	$241,015	$—
Net long-term capital gains	—	1,483,458	7,527
Total distributions paid	$—	$1,724,473	$7,527

Note 5 – Investment Transactions

During the six months ended June 30, 2021, purchases and sales of investments, excluding short-term investments and U.S. government securities, were as follows:

	Purchases	Sales
Chartwell Income Fund	$98,939,670	$174,462,921
Chartwell Mid Cap Value Fund	3,287,564	2,812,308
Chartwell Small Cap Value Fund	26,174,454	15,294,866
Chartwell Short Duration High Yield Fund	73,379,029	46,064,057
Chartwell Small Cap Growth Fund	10,001,605	12,052,189

Note 6 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 7 – Fair Value Measurements and Disclosure

ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.

The following is a summary of the Funds’ investments based on the inputs used to value the investments as of June 30, 2021:

Chartwell Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$112,020,978	$—	$—	$112,020,978
Exchange-Traded Funds	6,176,100	—	—	6,176,100
Preferred Stocks	23,153,053	—	—	23,153,053
Corporate Bonds	—	157,600,758	—	157,600,758
Asset-Backed Securities	—	10,562,388	—	10,562,388
Mortgage-Backed Securities	—	121,344,491	—	121,344,491
U.S. Government & Agency Obligations	—	51,614,703	—	51,614,703
Money Market Funds	1,288,979	—	—	1,288,979
Total Investments	$142,639,110	$341,122,340	$—	$483,761,450

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Chartwell Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$32,119,619	$—	$—	$32,119,619
Money Market Funds	869,152	—	—	869,152
Total Investments	$32,988,771	$—	$—	$32,988,771

Chartwell Small Cap Value	Level 1	Level 2	Level 3	Total
Common Stocks	$223,858,792	$—	$—	$223,858,792
Money Market Funds	739,198	—	—	739,198
Total Investments	$224,597,990	$—	$—	$224,597,990

Chartwell Short Duration High Yield	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$182,078,812	$—	$182,078,812
Money Market Funds	87,329	—	—	87,329
Total Investments	$87,329	$182,078,812	$—	$182,166,141

Chartwell Small Cap Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$29,594,357	$—	$—	$29,594,357
Money Market Funds	183,419	—	—	183,419
Total Investments	$29,777,776	$—	$—	$29,777,776

Refer to each Fund’s Schedule of Investments for a listing of the common stocks and/or corporate bonds, if applicable, by sector and/or industry type. The Funds did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the six months ended June 30, 2021.

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Note 8 – Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development generally affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. This may increase the risk of loss of an investment in a Fund and increase the volatility of a Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments, may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio could be adversely affected if it has significant holdings of securities of issuers in that sector. As of June 30, 2021, Chartwell Small Cap Value Fund had 25.5% of the value of its net assets invested in stocks in the Financials sector and Chartwell Small Cap Growth Fund had 28.4% of the value of its net assets invested in stocks within the Health Care sector.

Note 9 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during the fiscal period that materially impacted the amounts or disclosures in the Funds’ financial statements.

CHARTWELL FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

The information in the row titled “Based on Actual Fund Return” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your Fund, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Based on Hypothetical 5% Return (before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the ongoing costs of investing in other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or redemption fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CHARTWELL FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning	Ending
	Account Value	Account Value	Net	Expenses
	January 1,	June 30,	Expense	Paid During
	2021	2021	Ratio (a)	Period (b)
Chartwell Income Fund
Based on Actual Fund Return	$1,000.00	$1,055.40	0.64%	$3.26
Based on Hypothetical 5%Return (before expenses)	$1,000.00	$1,021.62	0.64%	$3.21

Chartwell Mid Cap Value Fund
Based on Actual Fund Return	$1,000.00	$1,140.10	0.90%	$4.78
Based on Hypothetical 5%Return (before expenses)	$1,000.00	$1,020.33	0.90%	$4.51

Chartwell Small Cap Value Fund
Based on Actual Fund Return	$1,000.00	$1,197.70	1.05%	$5.72
Based on Hypothetical 5%Return (before expenses)	$1,000.00	$1,019.59	1.05%	$5.26

Chartwell Short Duration High Yield Fund
Based on Actual Fund Return	$1,000.00	$1,017.70	0.49%	$2.45
Based on Hypothetical 5%Return (before expenses)	$1,000.00	$1,022.36	0.49%	$2.46

Chartwell Small Cap Growth Fund
Based on Actual Fund Return	$1,000.00	$1,160.20	1.05%	$5.62
Based on Hypothetical 5%Return (before expenses)	$1,000.00	$1,019.59	1.05%	$5.26

(a)	Annualized, based on each Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CHARTWELL FUNDS
OTHER INFORMATION (Unaudited)

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at 1-888-995-5505, or on the U.S. Securities and Exchange Commission (the “SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling the Funds at 1-888-995-5505, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Portfolio Disclosure

The Funds file a complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-888-995-5505. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

CHARTWELL FUNDS
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program (the “Liquidity Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940. The Liquidity Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Funds’ Board of Trustees approved the Trust’s Liquidity Administrator Committee who is responsible for the Liquidity Program’s administration. The Liquidity Administrator Committee maintains Liquidity Program oversight and reports to the Board on at least an annual basis regarding the Liquidity Program’s operational effectiveness through a written report (the “Report”). The Report outlined the adequacy and effectiveness of the Liquidity Program’s operations since its inception (the “Review Period”) and was presented to the Board of Trustees for consideration at its meeting held on May 13, 2021. During the Review Period, none of the Funds experienced unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Liquidity Program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Liquidity Program has been effectively implemented.

CHARTWELL FUNDS
PRIVACY NOTICE

Privacy Policy. In managing your account, Chartwell Investment Partners (CIP) obtains certain nonpublic personal information about you. CIP keeps this information confidential and safeguards it from being improperly disclosed. CIP only uses and discloses this information to the extent necessary to provide services to you or as otherwise permitted by law. This policy applies to existing and former clients of CIP.

Information Collected and Disclosed. This Privacy Policy relates to nonpublic personal information that is personal to you and possibly your family and generally includes:

●	Your name, address and telephone numbers;

●	Your employment information, including your salary and benefits;

●	Information relating to your financial situation, including your income and assets, liabilities and debts; and

●	Information about your account assets and transactions, brokerage and custody arrangements for your account.

CIP only discloses this nonpublic personal information about you to those persons that provide necessary services to your account or as permitted by law or authorized by you.

Safeguarding Your Information. CIP restricts access to nonpublic personal information about you only to those persons who need it to provide services to you or who are permitted by law to receive it. CIP maintains physical, electronic and procedural safeguards to protect the confidentiality of all nonpublic information CIP has about you.

If you have any questions regarding this Policy, please contact us at 610-296-1400 and ask for the Compliance Department.

Chartwell Funds
Each a series of The Chartwell Funds

Investment Advisor
Chartwell Investment Partners, LLC
1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Administrator, Transfer Agent and Fund Accountant
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report and the financial statements contained herein are provided for the general information of the shareholders of the Chartwell Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Chartwell-SAR-21

(b)	Not applicable

Item 2.	Code of Ethics.

Not required.

Item 3.	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Chartwell Funds

By (Signature and Title)*		/s/ Timothy J. Riddle
Timothy J. Riddle, President and Chief Executive Officer (Principal Executive Officer)
Date	August 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Timothy J. Riddle
Timothy J. Riddle, President and Chief Executive Officer (Principal Executive Officer)

Date	August 23, 2021

By (Signature and Title)*		/s/ Neil Walker
Neil Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date	August 23, 2021

* Print the name and title of each signing officer under his or her signature.